UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service) J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2017

Item 1:  Report to Shareholders.

FPA New Income, Inc.

Semi-Annual Report

March 31, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

Dear Shareholders:

FPA New Income, Inc. (the "Fund") had a total return of 0.60% in the first quarter of 2017 and a total return of 2.53% for the trailing 12 months.

As of March 31, the portfolio had a yield-to-worst1 of 2.71% and an effective duration2 of 1.57 years. The Treasury yield curve flattened during the quarter with increasing yields for maturities up to three years and decreasing yields for maturities greater than three years. At the same time, credit spreads across both high-quality and lower credit assets compressed. We took advantage of the overall net increase in high-quality yields to extend the portfolio's duration. Meanwhile, lower credit spreads led us to reduce the portfolio's credit exposure. We remain cautious on credit risk given the current low spread environment that offers less compensation for credit risk relative to the risk-free Treasury rate. The portfolio's credit-sensitive holdings decreased to 14.7% at the end of the first quarter compared to 18.6% of the portfolio at the end of 2016. Cash decreased during the quarter to 3.8% of the portfolio, versus 9.6% at year end.

Portfolio Attribution

The largest positive contribution to performance during the first quarter came from asset-backed securities3 associated with sub-prime auto loans. In addition to the coupon return, our specific bonds benefited from higher prices because lower spreads offset the rise in Treasury rates. The second-largest contribution to performance stemmed from collateralized loan obligations4, due to coupon payments and higher prices caused by lower spreads. Bonds backed by cell phone towers were the third-largest contributor to performance, primarily because one of our holdings was called at a significant price premium.

The only sector to produce a negative return was the agency mortgage interest-only bonds due to lower prices as a result of rising interest rates. The very short average life of the mortgages underlying these interest-only bonds (less than 2-years) means that the pace of prepayments typically doesn't slow in reaction to rising interest rates. Consequently, in contrast to a typical interest-only bond, the price of these bonds tends to fall when interest rates rise and vice versa. As discussed in more detail below, we sold the majority of our agency mortgage interest-only bonds. The other detractors from performance were not as meaningful.

1  Yield-to-worst is the lowest possible yield that can be received on a bond without the issuer actually defaulting. It does not represent the yield that an investor should expect to receive. As of March 31, 2017, the SEC yield was 2.84%. This yield figure reflects the theoretical income that a bond portfolio would generate, including dividends and interest, during the period after deducting the Fund's expenses for the period. The Fund's actual net earnings for a given period under generally accepted accounting principles may differ from this standardized yield. The SEC yield is expressed as an annual percentage based on the price of the Fund at the beginning of the month.

2  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

3  Asset backed securities are financial securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

4  Collateralized loan obligations (CLO) are securities backed by a pool of debt, often low-rated corporate loans.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Portfolio Positioning

The table below shows the change in portfolio allocations over the first quarter:

Sector	% Portfolio 3/31/2017	% Portfolio 12/31/2016
ABS	54.1%	47.8%
Mortgage Backed (CMO5)	15.7%	13.2%
Stripped Mortgage-backed	10.2%	11.4%
Corporate	6.2%	6.2%
Cash and equivalents	3.8%	9.6%
CMBS[6]	4.0%	5.2%
Mortgage Pass-through	2.9%	3.4%
U.S. Treasury	3.0%	3.0%
Municipal	0.1%	0.3%
Total	100%	100%
Yield	2.71%	2.69%
Duration (years)	1.57	1.25
Average Life (years)	1.93	1.90

In our Q4 2016 letter, we commented that we intended to increase the duration of the portfolio if the higher interest rate environment persisted. It turned out that rates increased even further for Treasury maturities up to three years, with rates for longer maturities decreasing slightly:

Source: Bloomberg

5  Collateralized mortgage obligations are mortgage-backed bonds that separate mortgage pools into different maturity classes.

6  Commercial mortgage backed securities are securities backed by commercial mortgages rather than residential mortgages.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

We availed ourselves of this more attractive market and actively deployed capital into longer-duration bonds. We invested almost a quarter of the portfolio into bonds with a weighted average effective duration of approximately 2.7 years. Importantly, we bought these bonds at yields that we believe are well positioned to provide a positive total return if yields were to increase by 100 basis points over the next 12 months.

Specifically, we increased our holdings of asset-backed securities, primarily by increasing our CLO holdings to 10.8%7 of the portfolio, up from 6.4%. These investments are similar to the CLO investments we described in our Q4 2016 letter, except that slightly more than half of this quarter's CLO investments were fixed rate bonds, whereas all of last quarter's CLO investments were floating rate bonds. Going forward, we will likely limit our CLO exposure to approximately 10-15% of the portfolio. This asset class sells off periodically, and we want to ensure that we have enough capacity to take advantage of those sell-offs. We also bought longer duration auto, equipment and credit asset-backed securities.

We added to our investment in agency mortgage bonds backed by relocation mortgages. Relocation mortgages are agency-guaranteed mortgages provided to individuals who move to a new location on a temporary assignment (e.g., military transfers or temporary assignments by corporations). While they are technically 30-year mortgages, relocation mortgages behave differently because the borrowers tend to move after three to five years, resulting in a significant increase in prepayment activity. Based on available yields, we have periodically found that CMOs backed by relocation mortgage collateral have been a good fit for our portfolio.

To fund these investments, we used cash on hand and the proceeds from bond sales. We sold all of our agency single-family mortgage interest-only bonds backed by 10-year residential mortgages, and a large portion of our agency single-family mortgage interest-only bonds backed by 15-year residential mortgages. In total, our residential agency mortgage interest-only bond exposure decreased to 0.05% of the portfolio at the end of the first quarter, compared to 0.69% at the end of 2016.8 In our view, these bonds are so seasoned that they behave more like principal and interest bonds rather than interest-only bonds in that they have positive duration rather than negative duration. Consequently, they no longer served one of their original purposes, which was to provide a positive return in a rising-rate environment. From an expected total return standpoint, going forward we did not feel that the expected return and the potential variability of that return was attractive enough to merit retaining this investment. We also sold agency CMOs, most of which were backed by seasoned 15-year single-family mortgages, and asset-backed securities backed by automobile loans, equipment or credit card receivables. Aside from the interest-only bonds, the bonds that were sold had aged such that, going forward, they had expected weighted average lives of less than a year and offered less attractive returns compared to the new bond purchases. The net result of this activity was that the portfolio's duration increased and cash decreased significantly during the quarter.

Finally, there have been a number of news items recently highlighting concerns about falling used car prices and rising auto loan delinquencies. We discussed our investment in auto loan asset-backed securities in our March 31, 2016 quarterly letter. Our comments from that letter remain true today:

"Our approach is to research the underwriting history of the loan issuers. We invest with issuers that are prudent underwriters and servicers, and that have the financial strength to survive a wave of higher loan losses. We also apply high loss assumptions. We assume that future default rates and losses will be greater than or equal to the worst losses an issuer has ever experienced. Typically, we assume that losses will mimic those seen during the financial crisis or during the recession in the early 2000s. Thus, we are not alarmed by news of rising delinquency rates because we have already assumed a much higher level of delinquencies and defaults. Moreover, our analysis typically assumes that used car values will be zero, so we are not anxious about falling used car prices. In summary, we seek bonds that will retain their value under a wide range of loss levels rather than bonds that only work within a narrow performance band."

7  The reported CLO holdings represent 12.2% of the portfolio, but they include three investments (representing a total of 1.4% of the portfolio) which had been called as of March 31, 2017.

8  A portion of the decrease was due to amortization of the remaining holdings.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Market Commentary

Our fourth quarter 2016 letter discussed the change in investor perceptions about economic growth and the resulting impact on Treasury yields. We also discussed interest rate risk and return in a special commentary we published Nov. 14, 2016, entitled "Today's Case for FPA New Income Inc." found on our website.

The following is an explanation of how we measure whether we are getting paid sufficiently to take on interest rate risk in the high-quality portion of the portfolio. We define high quality as those securities that have a credit rating of at least A- by a rating agency. Note that if more than one rating agency rates a security, we use the lowest published rating for this definition.

The chart below shows the change in Treasury yields from the low point in yields in early July 2016 to the end of the first quarter of 2017. The prevailing market sentiment is that these higher yields are driven by President Trump-induced expectations of higher economic growth and inflation (the so-called "Trump Trade").

Treasury Maturity	Yield as of 7/8/2016	Yield as of 3/31/17	Difference (bps)
2 Year	0.61%	1.25%	64
3 Year	0.70%	1.49%	79
5 Year	0.95%	1.92%	97
7 Year	1.19%	2.21%	102
10 Year	1.36%	2.39%	103
30 Year	2.10%	3.01%	91

Source: Bloomberg

With Treasury yields higher, are we now getting compensated to take on significantly more interest rate risk, and as such, how much longer should the effective duration of the portfolio be? How do we evaluate investments in the high-quality portion of the portfolio?

For securities rated A- or better, price changes have historically been driven predominantly by "macro" factors such as monetary policy, fiscal policy, the shape of the yield curve, and the level and direction of inflation, not by the willingness and ability of the debtor to repay the bond. Since macroeconomic forces have a high degree of uncertainty, we attempt to employ a more quantifiable approach in determining if a bond's expected return is commensurate with the interest-rate related price risk.

Our approach stress tests a bond by assuming its yield (Treasury yield plus spread) rises by 100 basis points in one year. In general, we buy bonds that we expect to have a positive total return in that scenario. We picked 100 basis points because such an increase is not an unusual event over a one-year time period. The table above illustrates this point: The yield on Treasury securities with a maturity of five years or more has increased by around 100 basis points since July 2016. Our stress test uses one year because it is consistent with one of our investment objectives — a positive return for the portfolio over a one-year time horizon.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

The table below takes Treasury yields as of July 8, 2016 and subjects them to this stress test. The analysis illustrates that none of these Treasuries would pass our stress test at that time, as evidenced by the negative expected total return for each security:

Treasury Maturity	Yield as of 7/8/2016	Yield plus 100 basis points	Stress Test Total Return
2 Year	0.61%	1.61%	-0.39%
3 Year	0.70%	1.70%	-1.19%
5 Year	0.95%	1.95%	-2.84%
7 Year	1.19%	2.19%	-4.35%
10 Year	1.36%	2.36%	-6.49%
30 Year	2.10%	3.10%	-16.24%

Source: Bloomberg.

Consequently, as of June 30, 2016, the Fund had the following characteristics for the total portfolio and the high-quality portion only. The effective duration and average life reflected the limited availability of high-quality bonds at prices that offer protection against 100 basis points of rising yields.

As of 6/30/2016	Total Fund	High Quality Portion only
Yield-to-Worst	2.93%	1.88%
Effective Duration	1.34 years	1.33 years
Average Life	1.75 years	1.76 years

At the end of the first quarter of 2017, the same analysis on the Treasury yield curve produces the following results:

Treasury Maturity	Yield as of 3/31/2017	Yield plus 100 basis points	Stress Test Total Return
2 Year	1.25%	2.25%	0.27%
3 Year	1.49%	2.49%	-0.40%
5 Year	1.92%	2.92%	-1.83%
7 Year	2.21%	3.21%	-3.22%
10 Year	2.39%	3.39%	-5.25%
30 Year	3.01%	4.01%	-14.00%

Source: Bloomberg.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

At March 31, 2017, the two-year Treasury offered a positive expected total return, and the expected total return for the three-year Treasury had improved to -0.40%, up from -1.19% in July 2016. At the end of Q1 2017, the portfolio had the following statistics:

As of 3/31/2017	Total Fund	High Quality Portion only
Yield-to-Worst	2.71%	2.33%
Effective Duration	1.57 years	1.68 years
Average Life	1.93 years	1.99 years

Over the past approximately nine months the upward shift in Treasury yields has allowed us to reinvest principal amortization, maturities and cash into higher yielding and longer duration assets. The high-quality portion of the portfolio increased in yield by 45 basis points, the effective duration increased by 0.35 years, and the average life increased by 0.23 years. Despite the increase in yield for the high-quality portion of the portfolio, the overall portfolio yields declined over this period due to the aforementioned reduction in the portfolio's credit exposure.

This analysis offers a couple of insights. First, the rise in interest rates seen over the second half of 2016 has not changed the risk versus reward profile for Treasury securities by very much. In our opinion, the potential exists for three-year maturity Treasuries or other high-quality three-year maturity bonds to offer enough yield (including spread) to be considered for investment, but longer duration investments are unlikely to appeal to us over the short- to intermediate-term unless one subscribes to a very dramatic shift in market perception. Second, a critical benefit of our stress test analysis is that it is a quantifiable, repeatable component of our investment process and gives shareholders a clear sense of how we will deploy capital as the bond market shifts with investor perceptions of inflation and economic growth.

Though rising Treasury yields have, ceteris paribus, made bonds more attractive, unfortunately narrowing credit spreads have partially offset those higher Treasury yields. For example, spreads on three-year maturity AAA-rated auto asset-backed securities have declined by four basis points since the end of 2016, and by 28 basis points since the first quarter of 2016,9 yet the yield on those bonds has increased by five basis points and 50 basis points over those respective time periods. Despite increasing yields on non-Treasury bonds (so called "spread product"), the spread compression in some sectors is concerning. Spreads in high-quality bonds are not anomalous relative to the broad history, but some high-quality asset classes are near the lows in spreads over recent history. Because we are disciplined about buying bonds that pass the duration stress test described above, we have protection against a normalization in spreads. Nonetheless, we are cautious as we invest in high-quality spread product.

With respect to credit-sensitive spread products, we have been more than cautious; we have been reluctant. The spread on the Bloomberg Barclays High Yield Index ended the quarter at 412 basis points, down approximately 30 basis points since the end of 2016, and 105 basis points below Election Day levels (a measuring point for the start of the Trump Trade that has propelled equity and credit markets). The decline is larger still — 287 basis points — since the first quarter of 2016. For context, the historical average, excluding the financial crisis, is 574 basis points.

9  Source: Citibank research (CitiVelocity).

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Source: Bloomberg Barclays.

At 412 basis points, the current spread is in the 21st percentile of historical spreads. We are not spread investors, but the data reinforces our view that the 5.85% yield on the 'high' yield index does not adequately compensate us for credit risk.

Source: Bloomberg Barclays.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

We have been diligent in investing only in those opportunities in credit — whether in high yield, bank debt, structured product, or elsewhere — where the prospective returns offer a compelling value. In response, we reduced the portfolio's total credit exposure. As credit prices continue to soar, the opportunity cost of avoiding it continues to fall. The current market dynamics lead us to cautiously favor investments in the high-quality portion of the fixed income market versus the credit portion of the market.

Proxy Comments

During this past quarter we held a shareholder meeting where shareholders approved proposals that were designed to modernize the investment policies of the Fund. First, we want to thank every shareholder for taking the time to evaluate and vote on the proposals. Second, we are gratified by the trust our shareholders have in our investment approach.

There were two key guideline changes that will assist us in pursuing the Fund's investment objective, which is to seek to provide long-term total return, which includes income and capital appreciation, while considering capital preservation. The first of these two changes is the ability to use options, futures, swaps and shorting for the purpose of hedging an investment's risk to currency fluctuations in cases where the investment is not denominated in the US dollar. Our investment guidelines have always allowed up to 25% of the Fund's assets to be invested in non-US dollar bonds. With no view on the direction of foreign currency movements, it has always been difficult to utilize this non-US dollar capacity without subjecting our investors to potentially uncompensated foreign currency risk. The ability to hedge foreign currency exposure gives us the flexibility to use this non-US dollar capacity if the right opportunity presents itself. To date, we have found very few non-US dollar ideas that we felt, on a hedged basis, would offer a more attractive return profile and assist us in accomplishing our stated investment objective. As such, we do not expect this non-US dollar capacity to be used extensively. If we make any investments in this area, we intend to explain why we feel the investment is appropriate, and how we offset the currency risk.

The second key change to our investment guidelines was the elimination of the investment policy that prohibited the Fund from acquiring more than 10% of an outstanding issue. For more than five years, we have had investment opportunities in smaller bond issues where we were prevented from taking a full or meaningful position because of our inability to own more than 10% of an outstanding issue. With the change in the guidelines, we will be able to own more than 10% of an outstanding issue. However, from a risk management standpoint, there are limits to this capability. First, pursuant to investment limitations applicable to diversified investment companies such as the Fund, the above-10% capability will only extend to a quarter of the Fund's portfolio; the 10% limit remains in effect for the rest of the portfolio. Second, depending on the specifics of the investment, these investments may be categorized as illiquid investments, which are capped at 15% of the portfolio.

We thank you for your continued support and we continue to work diligently to maintain your trust.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager
April 2017

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.
PORTFOLIO SUMMARY

March 31, 2017
(Unaudited)

Bonds & Debentures		102.5%
Asset-Backed Securities	54.1%
Residential Mortgage-Backed Securities	18.7%
Commercial Mortgage-Backed Securities	14.1%
U.S. Treasuries	9.3%
Corporate Bonds & Notes	3.4%
Corporate Bank Debt	2.8%
Municipals	0.1%
Short-term Investments		1.0%
Other Assets And Liabilities, Net		(3.5)%
Net Assets		100.0%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2017
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.1%
AGENCY — 0.1%
Government National Mortgage Association 2013-55 A — 1.317% 5/16/2034	$609,231	$604,616
Government National Mortgage Association 2012-2 A — 1.862% 6/16/2031	1,732,634	1,732,464
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	959,301	960,752
Government National Mortgage Association 2010-155 B — 2.525% 6/16/2039	2,399,580	2,398,498
Government National Mortgage Association 2010-148 AC — 7.00% 12/16/2050@	111,939	116,296
		$5,812,626
AGENCY STRIPPED — 10.0%
Government National Mortgage Association 2004-10 IO — 0.00% 1/16/2044@	$9,880,003	$99
Government National Mortgage Association 2002-56 IO — 0.043% 6/16/2042@	28,585	29
Government National Mortgage Association 2009-119 IO — 0.084% 12/16/2049@	14,062,364	203,623
Government National Mortgage Association 2009-105 IO — 0.165% 11/16/2049@	10,807,096	155,298
Government National Mortgage Association 2008-8 IO — 0.234% 11/16/2047@	17,250,690	175,440
Government National Mortgage Association 2009-71 IO — 0.26% 7/16/2049@	3,376,814	50,483
Government National Mortgage Association 2012-45 IO — 0.366% 4/16/2053@	18,662,938	563,080
Government National Mortgage Association 2009-4 IO — 0.39% 1/16/2049@	3,057,880	45,104
Government National Mortgage Association 2009-86 IO — 0.404% 10/16/2049@	24,786,552	480,363
Government National Mortgage Association 2012-125 IO — 0.438% 2/16/2053@	81,604,772	2,578,009
Government National Mortgage Association 2009-49 IO — 0.466% 6/16/2049@	14,316,824	288,914
Government National Mortgage Association 2007-77 IO — 0.477% 11/16/2047@	27,882,679	526,146
Government National Mortgage Association 2010-123 IO — 0.479% 9/16/2050@	18,060,054	476,244
Government National Mortgage Association 2008-24 IO — 0.496% 11/16/2047@	2,836,769	53,530
Government National Mortgage Association 2013-29 IO — 0.528% 5/16/2053@	98,296,374	3,470,344
Government National Mortgage Association 2005-9 IO — 0.55% 1/16/2045@	3,189,553	22,391
Government National Mortgage Association 2009-60 IO — 0.603% 6/16/2049@	8,734,470	196,438
Government National Mortgage Association 2009-30 IO — 0.613% 3/16/2049@	7,935,513	233,225
Government National Mortgage Association 2008-45 IO — 0.669% 2/16/2048@	6,358,202	114,384
Government National Mortgage Association 2014-157 IO — 0.669% 5/16/2055@	166,713,395	8,498,982
Government National Mortgage Association 2011-165 IO — 0.707% 10/16/2051@	144,365,676	3,421,467
Government National Mortgage Association 2012-25 IO — 0.716% 8/16/2052@	116,752,428	4,116,609
Government National Mortgage Association 2004-43 IO — 0.746% 6/16/2044@	15,755,857	418,633
Government National Mortgage Association 2014-120 IO — 0.748% 4/16/2056@	63,948,934	3,198,412
Government National Mortgage Association 2012-150 IO — 0.763% 11/16/2052@	81,195,881	4,225,482
Government National Mortgage Association 2013-63 IO — 0.769% 9/16/2051@	79,443,023	4,213,928
Government National Mortgage Association 2012-58 IO — 0.775% 2/16/2053@	240,898,422	10,197,230
Government National Mortgage Association 2015-86 IO — 0.777% 5/16/2052@	73,496,056	4,365,232
Government National Mortgage Association 2014-138 IO — 0.784% 4/16/2056@	27,540,862	1,537,273
Government National Mortgage Association 2015-41 IO — 0.791% 9/16/2056@	48,695,539	2,922,356
Government National Mortgage Association 2013-13 IO — 0.798% 7/16/2047@	118,653,288	5,680,787
Government National Mortgage Association 2013-61 IO — 0.799% 5/16/2053@	130,182,232	6,335,501
Government National Mortgage Association 2014-164 IO — 0.804% 1/16/2056@	296,555,367	16,167,635
Government National Mortgage Association 2012-79 IO — 0.813% 3/16/2053@	155,709,078	7,112,791
Government National Mortgage Association 2012-85 IO — 0.816% 9/16/2052@	158,168,279	7,548,059
Government National Mortgage Association 2012-114 IO — 0.822% 1/16/2053@	53,884,135	3,264,021
Government National Mortgage Association 2014-77 IO — 0.83% 12/16/2047@	69,242,657	3,687,448

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2015-47 IO — 0.843% 10/16/2056@	$194,450,744	$12,790,814
Government National Mortgage Association 2014-135 IO — 0.844% 1/16/2056@	328,194,627	18,964,956
Government National Mortgage Association 2013-30 IO — 0.846% 9/16/2053@	196,087,189	9,928,816
Government National Mortgage Association 2013-80 IO — 0.847% 3/16/2052@	55,743,261	3,320,777
Government National Mortgage Association 2013-125 IO — 0.849% 10/16/2054@	24,472,722	1,096,136
Government National Mortgage Association 2014-110 IO — 0.855% 1/16/2057@	80,282,019	5,494,140
Government National Mortgage Association 2013-45 IO — 0.862% 12/16/2053@	79,821,913	2,987,599
Government National Mortgage Association 2014-153 IO — 0.863% 4/16/2056@	242,639,318	15,174,590
Government National Mortgage Association 2014-175 IO — 0.865% 4/16/2056@	245,725,931	15,596,716
Government National Mortgage Association 2008-92 IO — 0.874% 10/16/2048@	21,686,007	685,061
Government National Mortgage Association 2014-28 IO — 0.886% 10/16/2054@	69,959,099	4,122,249
Government National Mortgage Association 2015-19 IO — 0.887% 1/16/2057@	122,791,552	8,457,710
Government National Mortgage Association 2015-7 IO — 0.898% 1/16/2057@	20,546,642	1,326,836
Government National Mortgage Association 2015-101 IO — 0.91% 3/16/2052@	189,304,184	12,018,355
Government National Mortgage Association 2006-55 IO — 0.916% 8/16/2046@	8,777,718	143,779
Government National Mortgage Association 2008-48 IO — 0.927% 4/16/2048@	10,188,155	259,798
Government National Mortgage Association 2011-143 IO — 0.929% 4/16/2053@	59,451,004	4,098,552
Government National Mortgage Association 2015-169 IO — 0.94% 7/16/2057@	234,224,859	17,741,901
Government National Mortgage Association 2015-128 IO — 0.951% 12/16/2056@	210,277,106	14,244,550
Government National Mortgage Association 2014-187 IO — 0.963% 5/16/2056@	230,807,181	15,471,005
Government National Mortgage Association 2015-160 IO — 0.969% 1/16/2056@	277,755,431	19,216,176
Government National Mortgage Association 2012-53 IO — 0.97% 3/16/2047@	96,083,300	4,445,688
Government National Mortgage Association 2015-150 IO — 0.981% 9/16/2057@	257,456,815	20,183,971
Government National Mortgage Association 2016-45 IO — 1.004% 2/16/2058@	133,937,852	10,065,322
Government National Mortgage Association 2016-34 IO — 1.007% 1/16/2058@	226,436,955	17,411,213
Government National Mortgage Association 2016-65 IO — 1.009% 1/16/2058@	249,777,917	19,469,214
Government National Mortgage Association 2015-114 IO — 1.035% 3/15/2057@	189,817,614	12,629,363
Government National Mortgage Association 2004-108 IO — 1.037% 12/16/2044@	2,522,777	92,964
Government National Mortgage Association 2015-108 IO — 1.059% 10/16/2056@	54,938,487	4,010,647
Government National Mortgage Association 2016-106 IO — 1.068% 9/16/2058@	276,219,475	23,105,787
Government National Mortgage Association 2016-125 IO — 1.089% 12/16/2057@	144,085,525	11,663,219
Government National Mortgage Association 2016-85 IO — 1.121% 3/16/2057@	164,637,524	13,501,841
Government National Mortgage Association 2016-119 IO — 1.127% 4/16/2058@	408,912,758	33,812,873
Government National Mortgage Association 2016-67 IO — 1.168% 7/16/2057@	123,184,257	9,944,369
Government National Mortgage Association 2016-94 IO — 1.17% 12/16/2057@	222,217,365	18,437,908
Government National Mortgage Association 2014-49 IO — 1.246% 8/16/2054@	111,149,342	7,693,713
Government National Mortgage Association 2006-30 IO — 2.157% 5/16/2046@	1,658,197	44,290
		$496,197,888
NON-AGENCY — 4.0%
A10 Term Asset Financing LLC 2016-1 A1 — 2.42% 3/15/2035**	$10,128,000	$10,091,297
A10 Term Asset Financing LLC 2013-2 A — 2.62% 11/15/2027**	1,357,075	1,353,600
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041@	6,101,938	6,101,327
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17 A1A — 5.65% 6/11/2050@	12,512,863	12,620,976
Citigroup Commercial Mortgage Trust 2006-C4 B — 5.995% 3/15/2049@	7,164,603	7,183,508

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
COMM Mortgage Trust 2014-FL5 B — 3.062% 10/15/2031**,@	$12,720,000	$12,761,944
COMM Mortgage Trust 2014-FL5 C — 3.062% 10/15/2031**,@	8,240,000	8,123,608
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E — 6.912% 11/15/2033**,@	30,398,000	30,512,366
Latitude Management Real Estate Capita 2016-CRE2 A — 2.477% 11/24/2031**,@,††	11,903,000	11,903,000
Morgan Stanley Capital I Trust 2006-HQ9 D — 5.862% 7/12/2044@	9,865,000	9,878,475
Ores NPL LLC 2014-LV3 B — 6.00% 3/27/2024**	36,620,726	36,631,712
Rialto Capital Management LLC 2014-LT5 B — 5.00% 5/15/2024**,††	6,735,236	6,735,236
Rialto Real Estate Fund LP 2015-LT7 B — 5.071% 12/25/2032**,††	17,716,000	17,361,680
SCG Trust 2013-SRP1 AJ — 2.862% 11/15/2026**,@	14,152,000	14,083,572
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 A3 — 5.678% 5/15/2046	9,380,925	9,424,357
		$194,766,658
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $764,545,319)		$696,777,172
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 18.7%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 6.6%
Federal Home Loan Mortgage Corporation 2809 UC — 4.00% 6/15/2019	$150,249	$152,358
Federal Home Loan Mortgage Corporation 3957 BV — 4.00% 10/15/2029	1,451,287	1,460,505
Federal Home Loan Mortgage Corporation 2990 TD — 4.00% 5/15/2035	19,237	19,599
Federal Home Loan Mortgage Corporation 3986 P — 4.00% 3/15/2039	30,061	30,125
Federal Home Loan Mortgage Corporation 2614 BY — 4.50% 5/15/2018	251,258	254,577
Federal Home Loan Mortgage Corporation 2645 BY — 4.50% 7/15/2018	56,549	57,255
Federal Home Loan Mortgage Corporation 2649 AN — 4.50% 7/15/2018	564,844	572,435
Federal Home Loan Mortgage Corporation 2656 PE — 4.50% 7/15/2018	112,116	113,743
Federal Home Loan Mortgage Corporation 3969 MP — 4.50% 4/15/2039	5,532	5,540
Federal Home Loan Mortgage Corporation 2568 XD — 5.00% 2/15/2018	63,941	64,642
Federal Home Loan Mortgage Corporation 2494 CF — 5.50% 9/15/2017	126,132	127,051
Federal Home Loan Mortgage Corporation 2503 B — 5.50% 9/15/2017	95,990	96,630
Federal Home Loan Mortgage Corporation 2453 BD — 6.00% 5/15/2017	6,274	6,279
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	3,517,303	3,463,164
Federal National Mortgage Association 2013-30 CA — 1.50% 4/25/2043	15,704,956	14,566,282
Federal National Mortgage Association 2014-80 GD — 2.00% 2/25/2042	29,881,121	29,703,741
Federal National Mortgage Association 2017-16 WB — 2.25% 1/25/2045	22,023,381	21,741,446
Federal National Mortgage Association 2017-25 BE — 2.25% 1/25/2046	48,825,000	48,192,121
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	33,997,759	34,624,246
Federal National Mortgage Association 2016-104 QA — 3.00% 11/25/2043	50,624,025	51,446,225
Federal National Mortgage Association 2017-15 DA — 3.00% 12/25/2044	26,883,634	27,337,965
Federal National Mortgage Association 2017-5 JA — 3.00% 2/25/2046	46,236,948	47,032,173
Federal National Mortgage Association 2017-28 A — 3.50% 5/25/2045	27,011,000	27,923,432
Federal National Mortgage Association 2003-128 NG — 4.00% 1/25/2019	77,800	78,855
Federal National Mortgage Association 2004-7 JK — 4.00% 2/25/2019	661,160	669,420
Federal National Mortgage Association 2008-18 MD — 4.00% 3/25/2019	176,123	178,361

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association 2004-76 CL — 4.00% 10/25/2019	$175,279	$177,761
Federal National Mortgage Association 2009-76 MA — 4.00% 9/25/2024	117,630	118,769
Federal National Mortgage Association 2011-113 NE — 4.00% 3/25/2040	1,641,874	1,663,164
Federal National Mortgage Association 2012-95 AB — 4.00% 11/25/2040	962,231	964,960
Federal National Mortgage Association 2009-70 NU — 4.25% 8/25/2019	905,774	917,766
Federal National Mortgage Association 2003-30 HW — 4.50% 4/25/2018	100,603	101,514
Federal National Mortgage Association 2008-18 NB — 4.50% 5/25/2020	320,196	323,945
Federal National Mortgage Association 2011-7 PA — 4.50% 10/25/2039	58,405	58,622
Federal National Mortgage Association 2012-40 GC — 4.50% 12/25/2040	2,226,584	2,248,063
Federal National Mortgage Association 2012-67 PB — 4.50% 12/25/2040	2,303,591	2,325,959
Federal National Mortgage Association 2002-74 PE — 5.00% 11/25/2017	56,272	56,747
Federal National Mortgage Association 2003-24 PD — 5.00% 4/25/2018	335,163	339,399
Federal National Mortgage Association 2003-46 BG — 5.00% 6/25/2018	343,846	348,454
Federal National Mortgage Association 2004-60 LB — 5.00% 4/25/2034	3,479,258	3,666,477
Federal National Mortgage Association 2011-19 WB — 5.50% 10/25/2018	1,156,711	1,180,956
		$324,410,726
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963 — 3.137% 3/1/2036@	$1,495,325	$1,579,138
AGENCY POOL FIXED RATE — 2.9%
Federal Home Loan Mortgage Corporation G15139 — 4.50% 6/1/2019	$256,167	$262,753
Federal Home Loan Mortgage Corporation P60959 — 4.50% 9/1/2020	478,525	491,885
Federal Home Loan Mortgage Corporation G14030 — 4.50% 12/1/2020	280,585	291,036
Federal Home Loan Mortgage Corporation G15169 — 4.50% 9/1/2026	5,401,877	5,611,206
Federal Home Loan Mortgage Corporation G15272 — 4.50% 9/1/2026	5,661,635	5,867,611
Federal Home Loan Mortgage Corporation G15875 — 4.50% 9/1/2026	6,501,930	6,776,131
Federal Home Loan Mortgage Corporation G18056 — 5.00% 6/1/2020	404,988	421,900
Federal Home Loan Mortgage Corporation G13812 — 5.00% 12/1/2020	1,499,519	1,540,981
Federal Home Loan Mortgage Corporation G15036 — 5.00% 6/1/2024	5,296,617	5,491,692
Federal Home Loan Mortgage Corporation G13667 — 5.00% 8/1/2024	232,343	244,344
Federal Home Loan Mortgage Corporation G15435 — 5.00% 11/1/2024	10,362,862	10,765,267
Federal Home Loan Mortgage Corporation G15173 — 5.00% 6/1/2026	4,184,032	4,350,659
Federal Home Loan Mortgage Corporation G15407 — 5.00% 6/1/2026	5,556,799	5,881,056
Federal Home Loan Mortgage Corporation G15874 — 5.00% 6/1/2026	3,042,322	3,160,476
Federal Home Loan Mortgage Corporation G12730 — 5.50% 7/1/2017	675	677
Federal Home Loan Mortgage Corporation G12829 — 5.50% 10/1/2017	1,532	1,543
Federal Home Loan Mortgage Corporation G14187 — 5.50% 12/1/2020	3,226,255	3,299,040
Federal Home Loan Mortgage Corporation J01270 — 5.50% 2/1/2021	80,464	84,959
Federal Home Loan Mortgage Corporation G14035 — 5.50% 12/1/2021	302,135	317,252
Federal Home Loan Mortgage Corporation G15230 — 5.50% 12/1/2024	7,425,224	7,749,706
Federal Home Loan Mortgage Corporation G15458 — 5.50% 12/1/2024	1,096,856	1,163,597
Federal Home Loan Mortgage Corporation G14460 — 6.00% 1/1/2024	471,873	503,717
Federal Home Loan Mortgage Corporation G12139 — 6.50% 9/1/2019	17,199	17,276
Federal Home Loan Mortgage Corporation P50543 — 6.50% 4/1/2037	71,594	77,432
Federal National Mortgage Association AB6251 — 2.00% 9/1/2022	848,953	855,110

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association AB7515 — 2.00% 1/1/2023	$422,306	$425,259
Federal National Mortgage Association AA4546 — 4.00% 5/1/2024	1,437,690	1,510,050
Federal National Mortgage Association AL5956 — 4.00% 5/1/2027	1,423,467	1,497,487
Federal National Mortgage Association 254906 — 4.50% 10/1/2018	154,667	157,204
Federal National Mortgage Association 255547 — 4.50% 1/1/2020	64,796	66,784
Federal National Mortgage Association MA0323 — 4.50% 2/1/2020	245,537	252,588
Federal National Mortgage Association MA0358 — 4.50% 3/1/2020	129,903	133,450
Federal National Mortgage Association MA0419 — 4.50% 5/1/2020	229,282	236,196
Federal National Mortgage Association AL6725 — 4.50% 9/1/2020	2,736,118	2,799,623
Federal National Mortgage Association 735920 — 4.50% 10/1/2020	61,289	63,435
Federal National Mortgage Association 995158 — 4.50% 12/1/2020	107,759	111,711
Federal National Mortgage Association 889531 — 4.50% 5/1/2022	39,289	40,698
Federal National Mortgage Association AL6212 — 4.50% 1/1/2027	6,415,845	6,573,338
Federal National Mortgage Association AE0126 — 5.00% 6/1/2020	5,342,116	5,523,694
Federal National Mortgage Association 310097 — 5.00% 10/1/2020	335,581	340,275
Federal National Mortgage Association AE0792 — 5.00% 12/1/2020	1,390,891	1,439,197
Federal National Mortgage Association AE0314 — 5.00% 8/1/2021	8,669,797	8,882,900
Federal National Mortgage Association AD0285 — 5.00% 9/1/2022	731,353	763,898
Federal National Mortgage Association AE0812 — 5.00% 7/1/2025	1,588,094	1,644,587
Federal National Mortgage Association AL5764 — 5.00% 9/1/2025	5,434,601	5,633,600
Federal National Mortgage Association AL6798 — 5.00% 9/1/2025	7,478,671	7,678,058
Federal National Mortgage Association AL4056 — 5.00% 6/1/2026	6,536,172	6,788,990
Federal National Mortgage Association 257100 — 5.50% 1/1/2018	79,333	80,842
Federal National Mortgage Association 745500 — 5.50% 12/1/2018	434,124	439,612
Federal National Mortgage Association 745119 — 5.50% 12/1/2019	1,982,728	2,054,332
Federal National Mortgage Association 995284 — 5.50% 3/1/2020	225,276	226,995
Federal National Mortgage Association 745190 — 5.50% 6/1/2020	84,545	85,633
Federal National Mortgage Association 889318 — 5.50% 7/1/2020	1,271,203	1,310,789
Federal National Mortgage Association 745749 — 5.50% 3/1/2021	206,356	216,560
Federal National Mortgage Association AL5867 — 5.50% 8/1/2023	1,089,101	1,128,436
Federal National Mortgage Association AE0237 — 5.50% 11/1/2023	951,444	981,538
Federal National Mortgage Association AL5812 — 5.50% 5/1/2025	4,366,665	4,535,595
Federal National Mortgage Association AL0471 — 5.50% 7/1/2025	201,732	215,771
Federal National Mortgage Association AL4433 — 5.50% 9/1/2025	1,676,200	1,775,338
Federal National Mortgage Association AL4901 — 5.50% 9/1/2025	2,167,794	2,257,223
Federal National Mortgage Association 735439 — 6.00% 9/1/2019	109,487	112,808
Federal National Mortgage Association 745238 — 6.00% 12/1/2020	390,178	400,788
Federal National Mortgage Association 745832 — 6.00% 4/1/2021	2,573,015	2,682,059
Federal National Mortgage Association AD0951 — 6.00% 12/1/2021	1,202,853	1,263,320
Federal National Mortgage Association AL0294 — 6.00% 10/1/2022	102,791	109,983
Federal National Mortgage Association 890225 — 6.00% 5/1/2023	973,686	1,034,064
Federal National Mortgage Association 890403 — 6.00% 5/1/2023	753,406	779,873
Federal National Mortgage Association 725951 — 7.50% 8/1/2017	497	499
Government National Mortgage Association 782281 — 6.00% 3/15/2023	1,406,491	1,514,297
		$140,996,683

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AGENCY STRIPPED — 0.0%
Federal Home Loan Mortgage Corporation 217 PO — 0.00% 1/1/2032@@@	$240,379	$215,810
Federal Home Loan Mortgage Corporation 3706 AI — 3.50% 7/15/2020	180,829	44
Federal Home Loan Mortgage Corporation 3854 GI — 3.50% 11/15/2024	437,600	3,369
Federal Home Loan Mortgage Corporation 3763 NI — 3.50% 5/15/2025	2,285,463	172,566
Federal Home Loan Mortgage Corporation 3917 AI — 4.50% 7/15/2026	17,603,159	1,782,075
Federal Home Loan Mortgage Corporation 217 IO — 6.50% 1/1/2032	231,459	57,228
Federal National Mortgage Association 2010-137 BI — 3.50% 2/25/2024	728,416	7,283
Federal National Mortgage Association 2011-66 BI — 3.50% 3/25/2025	522,177	8,964
Federal National Mortgage Association 2010-25 NI — 5.00% 3/25/2025	457,863	19,120
Federal National Mortgage Association 2003-64 XI — 5.00% 7/25/2033	654,897	123,473
		$2,389,932
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 9.2%
BCAP LLC Trust 2010-RR8 2A6 — 2.662% 11/26/2036**,@	$3,738,455	$3,717,826
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-5 2A3 — 5.00% 8/25/2020	58,700	58,354
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.00% 1/25/2035**,@	12,807,241	13,180,972
Credit Suisse Mortgage Trust Series 2010-9R 1A4 — 3.75% 8/27/2037**	12,553,098	12,567,460
Nationstar HECM Loan Trust 2016-3A A — 2.013% 8/25/2026**,††	2,635,951	2,638,850
Nationstar HECM Loan Trust 2015-2A A — 2.883% 11/25/2025**,††	1,610,668	1,611,183
Nationstar HECM Loan Trust 2016-1A A — 2.981% 2/25/2026**,††	4,632,379	4,632,379
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036**,@	6,540,453	6,768,495
RiverView HECM Trust 2007-1 A — 1.49% 5/25/2047**,@	27,297,831	24,584,154
RMAT LLC 2015-PR1 A1 — 4.826% 6/25/2035**,@@	18,012,121	17,930,074
Sequoia Mortgage Trust 2012-1 1A1 — 2.865% 1/25/2042@	2,000,188	1,994,942
Stanwich Mortgage Loan Trust Series 2011-1 A — 0.561% 8/15/2050**,@,††	1,252,324$	660,512
Stanwich Mortgage Loan Trust Series 2009-2 A — 1.007% 2/15/2049**,@,††	94,807	42,398
Stanwich Mortgage Loan Trust Series 2010-1 A — 1.246% 9/30/2047**,@,††	246,480	124,670
Stanwich Mortgage Loan Trust Series 2010-2 A — 1.674% 2/28/2057**,@,††	1,316,318	663,687
Stanwich Mortgage Loan Trust Series 2010-4 A — 1.718% 8/31/2049**,@,††	704,682	355,865
Stanwich Mortgage Loan Trust Series 2010-3 A — 2.912% 7/31/2038**,@,††	644,472	322,429
Stanwich Mortgage Loan Trust Series 2011-2 A — 20.61% 9/15/2050**,@,††	1,038,750	555,943
Sunset Mortgage Loan Co. LLC 2014-NPL2 A — 3.721% 11/16/2044**,@@	8,216,952	8,222,170
Sunset Mortgage Loan Co. LLC 2015-NPL1 A — 4.459% 9/18/2045**,@@	14,783,147	14,906,029
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056**,@	26,175,628	25,924,818
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053**	29,623,531	29,829,681
Towd Point Mortgage Trust 2015-2 1A1 — 3.25% 11/25/2060**,@	40,094,164	40,616,194
Towd Point Mortgage Trust 2015-4 A1 — 3.50% 4/25/2055**,@	37,337,459	37,967,301
Towd Point Mortgage Trust 2015-2 2A1 — 3.75% 11/25/2057**,@	30,788,537	31,438,055
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045**,@@	22,316,149	22,539,097
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045**,@@	24,336,403	24,372,842
VOLT XXVII LLC 2014-NPL7 A1 — 3.375% 8/27/2057**,@@	27,621,077	27,627,446
VOLT XXXI LLC 2015-NPL2 A1 — 3.375% 2/25/2055**,@@	1,025,369	1,025,658
VOLT XXXIII LLC 2015-NPL5 A1 — 3.50% 3/25/2055**,@@	31,075,752	31,115,591
VOLT XXXIV LLC 2015-NPL7 A1 — 3.25% 2/25/2055**,@@	21,579,963	21,566,993
VOLT XXXIX LLC 2015-NP13 A1 — 4.125% 10/25/2045**,@@	309,661	311,946

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
VOLT XXXV LLC 2015-NPL9 A1 — 3.50% 6/26/2045**,@@	$14,012,018	$14,028,864
VOLT XXXVI LLC 2015-NP10 A1 — 3.625% 7/25/2045**,@@	12,449,555	12,474,327
VOLT XXXVIII LLC 2015-NP12 A1 — 3.875% 9/25/2045**,@@	17,891,662	17,986,575
		$454,363,780
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $924,258,171)		$923,740,259
ASSET-BACKED SECURITIES — 54.1%
AUTO — 19.2%
Ally Auto Receivables Trust 2015-1 A3 — 1.39% 9/16/2019	$22,294,216	$22,293,539
Ally Auto Receivables Trust 2017-1 B — 2.35% 3/15/2022	3,743,000	3,731,908
Ally Auto Receivables Trust 2017-1 C — 2.48% 5/16/2022	7,059,000	7,042,689
AmeriCredit Automobile Receivables Trust 2014-2 B — 1.60% 7/8/2019	1,485,000	1,486,106
AmeriCredit Automobile Receivables Trust 2014-1 B — 1.68% 7/8/2019	1,311,435	1,312,159
AmeriCredit Automobile Receivables Trust 2015-2 B — 1.82% 7/8/2020	6,678,000	6,691,192
AmeriCredit Automobile Receivables Trust 2014-3 B — 1.92% 11/8/2019	13,383,000	13,419,806
AmeriCredit Automobile Receivables Trust 2015-3 B — 2.08% 9/8/2020	19,000,000	19,078,734
AmeriCredit Automobile Receivables Trust 2015-4 B — 2.11% 1/8/2021	28,000,000	28,078,154
AmeriCredit Automobile Receivables Trust 2013-5 C — 2.29% 11/8/2019	2,312,000	2,319,281
AmeriCredit Automobile Receivables Trust 2013-3 C — 2.38% 6/10/2019	763,299	765,062
AmeriCredit Automobile Receivables Trust 2015-1 C — 2.51% 1/8/2021	1,727,000	1,738,392
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.71% 8/18/2022	7,547,000	7,585,287
BMW Vehicle Lease Trust 2017-1 A4 — 2.18% 6/22/2020	18,527,000	18,625,327
California Republic Auto Receivables Trust 2013-2 A2 — 1.23% 3/15/2019	1,854,539	1,853,485
Capital Auto Receivables Asset Trust 2016-3 A3 — 1.54% 8/20/2020	9,410,000	9,395,627
Capital Auto Receivables Asset Trust 2015-2 A3 — 1.73% 9/20/2019	35,877,000	35,936,150
Capital Auto Receivables Asset Trust 2014-3 A4 — 1.83% 4/22/2019	9,382,000	9,393,022
Capital Auto Receivables Asset Trust 2014-1 B — 2.22% 1/22/2019	8,337,000	8,360,849
Capital Auto Receivables Asset Trust 2013-4 C — 2.67% 2/20/2019	3,845,000	3,864,456
Capital Auto Receivables Asset Trust 2016-1 B — 2.67% 12/21/2020	4,211,000	4,267,735
Credit Acceptance Auto Loan Trust 2014-2A A — 1.88% 3/15/2022**	9,497,674	9,506,050
Credit Acceptance Auto Loan Trust 2015-1A A — 2.00% 7/15/2022**	2,161,409	2,164,386
Credit Acceptance Auto Loan Trust 2014-1A B — 2.29% 4/15/2022**	8,076,381	8,078,562
Credit Acceptance Auto Loan Trust 2016-2A A — 2.42% 11/15/2023**	9,956,000	9,965,885
Credit Acceptance Auto Loan Trust 2015-1A B — 2.61% 1/17/2023**	3,160,000	3,172,691
Credit Acceptance Auto Loan Trust 2014-2A B — 2.67% 9/15/2022**	11,719,000	11,765,228
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024**	15,192,000	15,244,377
Credit Acceptance Auto Loan Trust 2015-2A B — 3.04% 8/15/2023**	27,401,000	27,601,244
Credit Acceptance Auto Loan Trust 2016-2A B — 3.18% 5/15/2024**	22,937,000	23,150,078
Credit Acceptance Auto Loan Trust 2016-3A C — 3.60% 4/15/2025**	12,661,000	12,755,405
Credit Acceptance Auto Loan Trust 2015-2A C — 3.76% 2/15/2024**	550,000	557,470
DT Auto Owner Trust 2016-2A A — 1.73% 8/15/2019**	3,084,530	3,083,364
DT Auto Owner Trust 2015-2A B — 1.88% 5/15/2019**	7,023,796	7,025,391
DT Auto Owner Trust 2016-4A B — 2.02% 8/17/2020**	13,677,000	13,637,970
DT Auto Owner Trust 2015-3A B — 2.46% 11/15/2019**	27,649,000	27,702,246
DT Auto Owner Trust 2017-1A C — 2.70% 11/15/2022**	16,282,000	16,275,056

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
DT Auto Owner Trust 2016-2A B — 2.92% 5/15/2020**	$5,392,000	$5,424,613
Exeter Automobile Receivables Trust 2016-3A A — 1.84% 11/16/2020**	20,749,638	20,687,106
Exeter Automobile Receivables Trust 2017-1A B — 3.00% 12/15/2021**	8,763,000	8,806,851
First Investors Auto Owner Trust 2014-1A A3 — 1.49% 1/15/2020**	1,828,558	1,828,212
First Investors Auto Owner Trust 2016-2A A2 — 1.87% 11/15/2021**	5,514,000	5,503,990
First Investors Auto Owner Trust 2016-1A A2 — 2.26% 4/15/2021**	16,653,000	16,707,947
First Investors Auto Owner Trust 2015-2A A2 — 2.28% 9/15/2021**	16,556,000	16,623,640
First Investors Auto Owner Trust 2017-1A B — 2.67% 4/17/2023**	4,126,000	4,122,805
First Investors Auto Owner Trust 2015-2A B — 2.75% 9/15/2021**	4,443,000	4,450,410
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023**	7,790,000	7,787,841
Ford Credit Auto Owner Trust 2013-A C — 1.36% 10/15/2018	5,700,000	5,699,754
GM Financial Automobile Leasing Trust 2016-3 C — 2.38% 5/20/2020	7,768,000	7,751,472
GM Financial Automobile Leasing Trust 2017-1 C — 2.74% 8/20/2020	21,903,000	21,938,590
Honda Auto Receivables Owner Trust 2015-2 A3 — 1.04% 2/21/2019	24,849,316	24,811,850
Hyundai Auto Lease Securitization Trust 2016-C B — 1.86% 5/17/2021**	13,264,000	13,145,430
Prestige Auto Receivables Trust 2014-1A A3 — 1.52% 4/15/2020**	5,658,716	5,660,069
Prestige Auto Receivables Trust 2015-1 A3 — 1.53% 2/15/2021**	11,307,790	11,313,568
Prestige Auto Receivables Trust 2016-1A A3 — 1.99% 6/15/2020**	7,917,000	7,939,560
Prestige Auto Receivables Trust 2015-1 B — 2.04% 4/15/2021**	10,395,000	10,411,861
Prestige Auto Receivables Trust 2016-2A B — 2.19% 11/15/2022**	25,223,000	25,058,163
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022**	12,060,000	12,090,473
Santander Drive Auto Receivables Trust 2015-3 A3 — 1.49% 6/17/2019	6,707,601	6,708,561
Santander Drive Auto Receivables Trust 2016-2 A3 — 1.56% 5/15/2020	12,436,000	12,439,057
Santander Drive Auto Receivables Trust 2014-5 B — 1.76% 9/16/2019	4,703,577	4,706,982
Santander Drive Auto Receivables Trust 2013-3 C — 1.81% 4/15/2019	9,708,701	9,716,705
Santander Drive Auto Receivables Trust 2014-4 B — 1.82% 5/15/2019	1,793,148	1,793,822
Santander Drive Auto Receivables Trust 2015-2 B — 1.83% 1/15/2020	3,322,000	3,326,546
Santander Drive Auto Receivables Trust 2013-2 C — 1.95% 3/15/2019	726,047	726,527
Santander Drive Auto Receivables Trust 2015-5 B — 1.96% 5/15/2020	44,367,000	44,457,198
Santander Drive Auto Receivables Trust 2015-1 B — 1.97% 11/15/2019	16,734,565	16,760,184
Santander Drive Auto Receivables Trust 2015-3 B — 2.07% 4/15/2020	26,274,000	26,348,820
Santander Drive Auto Receivables Trust 2014-2 C — 2.33% 11/15/2019	7,224,525	7,244,188
Santander Drive Auto Receivables Trust 2015-1 C — 2.57% 4/15/2021	9,270,000	9,344,490
Santander Drive Auto Receivables Trust 2017-1 C — 2.58% 5/16/2022	7,621,000	7,623,885
Santander Drive Auto Receivables Trust 2014-4 C — 2.60% 11/16/2020	16,794,000	16,897,668
Santander Drive Auto Receivables Trust 2013-5 D — 2.73% 10/15/2019	16,422,000	16,578,129
Santander Drive Auto Receivables Trust 2014-2 D — 2.76% 2/18/2020	8,332,000	8,434,820
Santander Drive Auto Receivables Trust 2013-4 C — 3.25% 1/15/2020	595,914	598,505
Santander Drive Auto Receivables Trust 2012-5 D — 3.30% 9/17/2018	3,631,252	3,633,251
Westlake Automobile Receivables Trust 2015-1A B — 1.68% 11/16/2020**	1,900,482	1,900,700
Westlake Automobile Receivables Trust 2015-2A B — 1.83% 1/15/2021**	15,900,000	15,908,839
Westlake Automobile Receivables Trust 2015-3A B — 2.21% 5/17/2021**	23,804,000	23,833,015
Westlake Automobile Receivables Trust 2015-1A C — 2.29% 11/16/2020**	550,000	551,146
Westlake Automobile Receivables Trust 2015-2A C — 2.45% 1/15/2021**	550,000	551,240
Westlake Automobile Receivables Trust 2016-3A C — 2.46% 1/18/2022**	19,575,000	19,448,743
Westlake Automobile Receivables Trust 2017-1A C — 2.70% 10/17/2022**	11,439,000	11,457,018

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Westlake Automobile Receivables Trust 2015-3A C — 3.05% 5/17/2021**	$550,000	$552,687
World Omni Automobile Lease Securitization Trust 2015-A A4 — 1.73% 12/15/2020	15,000,000	15,013,922
World Omni Automobile Lease Securitization Trust 2015-A B — 1.94% 12/15/2020	12,350,000	12,368,421
World Omni Automobile Lease Securitization Trust 2017-A A4 — 2.32% 8/15/2022	5,473,000	5,481,211
World Omni Automobile Lease Securitization Trust 2017-A B — 2.48% 8/15/2022	10,102,000	10,116,237
		$951,211,085
COLLATERALIZED LOAN OBLIGATION — 12.2%
Black Diamond CLO, Ltd. 2013-1A A1 — 2.473% 2/6/2026**,@	$20,985,000	$20,985,399
BlueMountain CLO Ltd. 2013-4A — 3.36% 4/15/2025**,††	8,598,000	8,598,000
Cent CLO 19, Ltd. 2013-19A A1A — 2.369% 10/29/2025**,@	16,376,000	16,404,773
Cerberus Loan Funding XVIII LP 2017-1A A — 1.00% 4/15/2027**,††	42,107,000	42,107,000
Cerberus Onshore II CLO-2 LLC 2014-1A A — 2.78% 10/15/2023**,@	4,176,866	4,175,734
Cerberus Onshore II CLO-2 LLC 2014-1A B — 3.722% 10/15/2023**,@	6,612,000	6,610,988
CIFC Funding 2013-III Ltd. 2013-3A A2BR — 3.40% 10/24/2025**	6,498,000	6,500,898
CIFC Funding 2013-IV Ltd. 2013-4A A2R — 2.72% 11/27/2024**,††	14,822,000	14,766,847
CVP Cascade CLO-1, Ltd. 2013-CLO1 A1 — 2.473% 1/16/2026**,@	15,744,000	15,744,079
Elm Trust 2016-1A A2 — 4.163% 6/20/2025**,††	13,183,000	13,253,035
Flagship VII Ltd. 2013-7A A2R — 2.70% 1/20/2026**,††	17,551,000	17,551,000
Fortress Credit Opportunities III CLO LP 2014-3A A1TR — 1.00% 4/28/2026**,@,††	48,830,000	48,830,000
Fortress Credit Opportunities III CLO LP 2014-3A A1T — 2.909% 4/28/2026**,@	21,187,000	21,236,196
Fortress Credit Opportunities V CLO Ltd. 2014-5A A1FR — 3.40% 10/15/2026**,††	25,265,000	25,265,000
Fortress Credit Opportunities V CLO Ltd. 2014-5A A2R — 3.75% 10/15/2026**,††	6,584,000	6,584,000
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E — 8.424% 12/15/2028@	20,895,000	21,049,414
Grayson CLO, Ltd. 2006-1A A1B — 1.394% 11/1/2021**,@	8,678,000	8,631,443
Longfellow Place CLO Ltd. 2013-1A CR — 3.709% 1/15/2024**,@	30,189,000	30,235,793
MidOcean Credit CLO I 2012-1A A2R — 3.523% 1/15/2024**,@	18,780,000	19,060,047
Nelder Grove CLO Ltd. 2014-1A AFR — 3.00% 8/28/2026**	7,465,000	7,441,552
NewMark Capital Funding CLO Ltd. 2014-2A AFR — 3.077% 6/30/2026**,††	5,750,000	5,750,000
NewMark Capital Funding CLO Ltd. 2014-2A BFR — 3.669% 6/30/2026**,††	10,199,000	10,199,000
NewMark Capital Funding CLO, Ltd. 2013-1A A2 — 2.184% 6/2/2025**,@	7,250,000	7,255,727
Nomad CLO, Ltd. 2013-1A A1 — 2.223% 1/15/2025**,@	5,865,000	5,864,977
Northwoods Capital X Ltd. 2013-10A A2R — 2.648% 11/4/2025**,††	29,490,000	29,475,255
Northwoods Capital X Ltd. 2013-10A B2R — 3.442% 11/4/2025**,††	4,000,000	3,998,000
Oaktree CLO Ltd. 2014-2A A1BR — 2.953% 10/20/2026**,††	10,752,000	10,752,000
Oaktree EIF II Series A1, Ltd. 2014-A1A A — 2.509% 8/15/2025**,@	11,177,000	11,178,509
Ocean Trails CLO V 2014-5A C2R — 4.70% 10/13/2026**	6,814,000	6,835,423
OHA Loan Funding LLC 2014-1A A2R — 2.95% 10/20/2026**,††	20,832,000	20,832,000
Peaks CLO 1, Ltd. 2014-1A C — 4.523% 6/15/2026**,@	12,077,000	12,085,369
Saranac CLO I Ltd. 2013-1A B — 3.082% 10/26/2024**,@	13,199,000	13,250,898
Saranac CLO II Ltd. 2014-2A B — 3.102% 2/20/2025**,@	3,750,000	3,765,323
Senior Credit Fund SPV LLC 2016-1A — 3.033% 12/19/2025††	34,234,000	34,158,685
Telos CLO, Ltd. 2013-4A A — 2.323% 7/17/2024**,@	7,956,000	7,970,289
Telos CLO, Ltd. 2014-5A A — 2.573% 4/17/2025**,@	31,420,000	31,532,829
THL Credit Wind River CLO, Ltd. 2013-2A A2A — 2.464% 1/18/2026**,@	6,300,000	6,300,491
Washington Mill CLO Ltd. 2014-1A A2R — 2.90% 4/20/2026**,††	8,859,000	8,859,000
Washington Mill CLO Ltd. 2014-1A B2R — 3.60% 4/20/2026**,††	11,052,000	11,052,000

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Westwood CDO II, Ltd. 2007-2A A2 — 1.388% 4/25/2022**,@	$5,083,000	$5,075,680
		$601,222,653
CREDIT CARD — 4.9%
Cabela's Credit Card Master Note Trust 2016-1 A1 — 1.78% 6/15/2022	$51,561,000	$51,456,192
Capital One Multi-Asset Execution Trust 2016-A6 A6 — 1.82% 9/15/2022	38,371,000	38,342,671
Capital One Multi-Asset Execution Trust 2017-A1 A1 — 2.00% 1/17/2023	48,839,000	48,862,326
Discover Card Execution Note Trust 2014-A4 A4 — 2.12% 12/15/2021	42,672,000	43,048,686
Synchrony Credit Card Master Note Trust 2012-6 A — 1.36% 8/17/2020	57,633,000	57,642,856
Synchrony Credit Card Master Note Trust 2016-3 B — 1.91% 9/15/2022	3,847,000	3,808,543
		$243,161,274
EQUIPMENT — 8.7%
ARI Fleet Lease Trust 2015-A A2 — 1.11% 11/15/2018**	$10,015,196	$9,996,786
ARI Fleet Lease Trust 2016-A A2 — 1.82% 7/15/2024**	20,553,821	20,548,765
Ascentium Equipment Receivables LLC 2015-2A B — 2.62% 12/10/2019**	4,102,000	4,112,591
Ascentium Equipment Receivables Trust 2016-1A A2 — 1.75% 11/13/2018**	816,295	816,501
Avis Budget Rental Car Funding AESOP LLC 2014-2A A — 2.50% 2/20/2021**	6,084,000	6,117,840
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.50% 7/20/2021**	39,477,000	39,469,420
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.63% 12/20/2021**	22,566,000	22,584,597
CCG Receivables Trust 2015-1 A2 — 1.46% 11/14/2018**	12,643,488	12,618,352
Chesapeake Funding II LLC 2016-2A A1 — 1.88% 6/15/2028**	29,535,000	29,463,132
Chesapeake Funding II LLC 2016-1A A1 — 2.11% 3/15/2028**	33,142,937	33,165,909
Chesapeake Funding LLC 2014-1A A — 1.254% 3/7/2026**,@	15,722,089	15,677,171
Enterprise Fleet Financing LLC 2014-2 A2 — 1.05% 3/20/2020**	9,645,248	9,639,898
Enterprise Fleet Financing LLC 2015-2 A2 — 1.59% 2/22/2021**	33,804,619	33,819,179
Enterprise Fleet Financing LLC 2016-2 A2 — 1.74% 2/22/2022**	18,592,000	18,555,543
Enterprise Fleet Financing LLC 2017-1 A3 — 2.60% 7/20/2022**	9,453,000	9,435,994
GreatAmerica Leasing Receivables Funding LLC 2017-1 A4 — 2.36% 1/20/2023**	6,562,000	6,540,634
GreatAmerica Leasing Receivables Funding LLC 2017-1 C — 2.89% 1/22/2024**	2,609,000	2,599,691
Hertz Fleet Lease Funding LP 2016-1 A2 — 1.96% 4/10/2030**	21,046,000	21,030,554
Leaf Receivables Funding 11 LLC 2016-1 A2 — 1.72% 7/15/2018**,††	16,712,271	16,701,675
MMAF Equipment Finance LLC 2012-AA A4 — 1.35% 10/10/2018**	2,622	2,622
MMAF Equipment Finance LLC 2013-AA A4 — 1.68% 5/11/2020**	9,564,606	9,556,880
NextGear Floorplan Master Owner Trust 2015-2A A — 2.38% 10/15/2020**	10,000,000	10,042,271
Prop Series 2017-1A — 5.30% 3/15/2042††	40,745,788	40,726,556
Verizon Owner Trust 2016-2A A — 1.68% 5/20/2021**	8,830,000	8,798,819
Verizon Owner Trust 2017-1A B — 2.45% 9/20/2021**	33,682,000	33,746,721
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.21% 11/15/2021**	5,916,000	5,902,690
Wheels SPV 2 LLC 2015-1A A2 — 1.27% 4/22/2024**	8,428,207	8,411,545
		$430,082,336
OTHER — 9.1%
Conn's Receivables Funding LLC 2016-A A — 4.68% 4/16/2018**	$1,455,310	$1,456,840
Conn's Receivables Funding LLC 2016-A B — 8.96% 8/15/2018**	28,435,000	28,793,727
InSite Issuer LLC — 8.595% 8/15/2020**,††	12,001,000	12,361,030
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 — 3.107% 12/15/2050**,††	50,294,000	50,243,706

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
New Residential Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 — 2.751% 6/15/2049**	$32,011,000	$31,955,941
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 — 2.575% 10/15/2049**,††	50,834,000	50,250,121
AT1 — 3.214% 2/15/2051**,††	46,789,000	46,799,294
Ocwen Master Advance Receivables Trust 2016-T1 AT1 — 2.521% 8/17/2048**	51,028,000	50,948,269
Oportun Funding III LLC 2016-B A — 3.69% 7/8/2021**	10,122,000	10,142,108
Oportun Funding IV LLC 2016-C A — 3.28% 11/8/2021**	9,739,000	9,653,956
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 2.478% 12/1/2031††	6,800,000	6,757,500
PFS Financing Corporation 2014-BA A — 1.512% 10/15/2019**,@	33,006,000	32,953,557
PFS Financing Corporation 2015-AA A — 1.532% 4/15/2020**,@	29,100,000	29,090,685
PFS Financing Corporation 2015-AA B — 1.812% 4/15/2020**,@	500,000	496,493
PFS Financing Corporation 2016-A A — 2.112% 2/18/2020**,@	57,776,000	58,013,916
STORE Master Funding LLC 2012-1A A — 5.77% 8/20/2042**	465,855	480,469
Unison Ground Lease Funding LLC 2013-1 B — 5.78% 3/15/2020**,††	10,932,000	10,803,997
Unison Ground Lease Funding LLC 2013-2 B — 6.268% 3/15/2020**	3,768,000	3,518,898
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2020**,††	15,000,000	15,470,385
		$450,190,892
TOTAL ASSET-BACKED SECURITIES (Cost $2,673,268,997)		$2,675,868,240
CORPORATE BONDS & NOTES — 3.4%
CONSUMER, CYCLICAL — 0.4%
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010††	$17,800,245	$6,230,086
Northwest Airlines 2000-1 Class G Pass Through Trust — 7.15% 10/1/2019	9,015,347	9,375,960
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 11/1/2020	192,780	192,549
US Airways 1998-1B Pass Through Trust — 7.35% 1/30/2018	3,780,561	3,794,928
US Airways 1998-1C Pass Through Trust — 6.82% 1/30/2019††	2,383,509	77,464
US Airways 1998-1C Pass Through Trust — 7.96% 1/20/2018††	4,341,206	1,562,834
		$21,233,821
DIVERSIFIED — 0.8%
Boart Longyear Management Pty, Ltd. — 10.00% 10/1/2018**	$51,802,000	$38,851,500
ENERGY — 0.9%
Atwood Oceanics, Inc. — 6.50% 2/1/2020	$49,686,000	$44,344,755
FINANCIAL — 0.5%
Berkshire Hathaway Finance Corporation — 1.299% 8/15/2019@	$12,753,000	$12,786,391
N671US Trust — 7.50% 9/15/2020**,††	9,589,611	9,661,533
		$22,447,924
INDUSTRIAL — 0.3%
Air 2 US — 8.027% 10/1/2019**	$3,519,703	$3,634,094
Air 2 US — 10.127% 10/1/2020**,††	39,258,228	12,170,050
		$15,804,144

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
TECHNOLOGY — 0.5%
Apple, Inc. — 1.90% 2/7/2020	$25,563,000	$25,637,795
TOTAL CORPORATE BONDS & NOTES (Cost $192,387,965)		$168,319,939
CORPORATE BANK DEBT — 2.8%
ACCTL — 6.387% 5/16/2022**,††	$19,380,610	$19,295,142
BARXPL TL-B 1L — 0.00% 9/9/2021**	31,850,985	32,173,635
Intelsat Jackson Holding SA — 0.00% 6/30/2019**	13,504,000	13,167,615
MB1LTL — 6.00% 11/30/2022**,††	17,007,570	16,885,286
MB2LTL — 10.25% 11/30/2023**,††	6,816,000	6,749,680
OTGDDTL — 1.00% 8/23/2021**,††	1,560,000	14,508
OTGTL — 9.50% 8/23/2021**,††	20,360,000	20,142,148
SDTL — 7.00% 11/22/2021**,††	14,031,750	13,891,292
ZW1L — 6.00% 11/16/2022**,††	13,595,925	13,511,766
ZW2L — 10.00% 11/16/2023**,††	4,870,000	4,811,317
TOTAL CORPORATE BANK DEBT (Cost $139,835,381)		$140,642,389
MUNICIPALS — 0.1%
Wayne County GO, (TXBL-NTS), — 4.25% 12/1/2018 (Cost $6,277,000)	$6,277,000	$6,363,183
U.S. TREASURIES — 9.3%
U.S. Treasury Bills — 0.01% 4/13/2017@@@	$61,000,000	$60,987,550
U.S. Treasury Bills — 0.50% 7/31/2017	60,000,000	59,936,952
U.S. Treasury Bills — 0.625% 6/30/2017	60,000,000	59,972,346
U.S. Treasury Bills — 0.875% 5/15/2017	60,000,000	60,002,448
U.S. Treasury Bills — 1.00% 12/15/2017	70,843,000	70,837,375
U.S. Treasury Bills — 1.375% 8/31/2020	114,135,000	113,099,807
U.S. Treasury Bills — 1.375% 10/31/2020	34,456,000	34,077,990
TOTAL U.S. TREASURIES (Cost $461,302,731)		$458,914,468
TOTAL BONDS & DEBENTURES — 102.5% (Cost $5,161,875,564)		$5,070,625,650
TOTAL INVESTMENT SECURITIES — 102.5% (Cost $5,161,875,564)		$5,070,625,650

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 1.0%
State Street Bank Repurchase Agreement — 0.09% 4/3/2017
(Dated 03/31/2017, repurchase price of $51,044,383, collateralized by $54,505,000, principal amount U.S. Treasury Bond 2.75% 2042, fair value $52,068,190)	$51,044,000	$51,044,000
TOTAL SHORT-TERM INVESTMENTS (Cost $51,044,000)		$51,044,000
TOTAL INVESTMENTS — 103.5% (Cost $5,212,919,564)		$5,121,669,650
Other Assets and Liabilities, net — (3.5)%		(173,534,657)
NET ASSETS — 100.0%		$4,948,134,993

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2017.

**  Restricted securities. These restricted securities constituted 53.13% of total net assets at March 31, 2017, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 14.85% of total net assets at March 31, 2017.

@@@  Zero coupon bond. Coupon amount represents effective yield to maturity.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2017.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

March 31, 2017
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Term Asset Financing LLC 2016-1 A1 2.42% 3/15/2035	5/19/2016	$10,127,007	$10,091,297	0.20%
A10 Term Asset Financing LLC 2013-2 A 2.62% 11/15/2027	10/30/2013	1,356,890	1,353,600	0.03%
ACCTL 6.387% 5/16/2022	9/19/2016	19,202,331	19,295,142	0.39%
ARI Fleet Lease Trust 2016-A A2 1.82% 7/15/2024	02/17/2016	20,552,454	20,548,765	0.42%
ARI Fleet Lease Trust 2015-A A2 1.11% 11/15/2018	04/15/2015, 07/20/2015, 03/11/2016, 03/18/2016	10,006,700	9,996,786	0.20%
Air 2 US 10.127% 10/1/2020	7/24/2014, 8/22/2014, 2/12/2015	9,396,339	12,170,050	0.25%
Air 2 US 8.027% 10/1/2019	7/1/2014, 10/27/2014	3,711,379	3,634,094	0.07%
Ascentium Equipment Receivables LLC 2015-2A B 2.62% 12/10/2019	02/18/2016	4,091,049	4,112,591	0.08%
Ascentium Equipment Receivables Trust 2016-1A A2 1.75% 11/13/2018	4/18/2016	816,283	816,501	0.02%
Avis Budget Rental Car Funding AESOP LLC 2015-1A A 2.50% 7/20/2021	2/22/2017, 3/13/2017	39,352,613	39,469,420	0.80%
Avis Budget Rental Car Funding AESOP LLC 2015-2A A 2.63% 12/20/2021	1/31/2017, 3/8/2017, 3/13/2017	22,492,301	22,584,597	0.46%
Avis Budget Rental Car Funding AESOP LLC 2014-2A A 2.50% 2/20/2021	1/31/2017	6,095,431	6,117,840	0.12%
BARXPL TL-B 1L 9/9/2021	10/07/2016, 10/14/2016, 12/19/2016	31,718,006	32,173,635	0.65%
BCAP LLC Trust 2010-RR8 2A6 2.662% 11/26/2036	12/08/2015	3,718,071	3,717,826	0.07%
Black Diamond CLO, Ltd. 2013-1A A1 2.473% 2/6/2026	9/16/2016, 9/30/2016, 1/25/2017	21,004,549	20,985,399	0.42%

FPA NEW INCOME, INC.
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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
BlueMountain CLO Ltd. 2013-4A 3.36% 4/15/2025	03/31/2017	$8,598,000	$8,598,000	0.17%
Boart Longyear Management Pty, Ltd. 10.00% 10/1/2018	9/20/2013, 9/24/2014, 10/6/2014, 10/24/2014, 11/13/2014, 11/21/2014, 12/5/2014, 12/10/2014, 2/20/2015, 3/2/2015	52,499,447	38,851,500	0.79%
CCG Receivables Trust 2015-1 A2 1.46% 11/14/2018	9/9/2015	12,642,881	12,618,352	0.25%
CIFC Funding 2013-III Ltd. 2013-3A A2BR 3.40% 10/24/2025	3/10/2017	6,498,000	6,500,898	0.13%
CIFC Funding 2013-IV Ltd. 2013-4A A2R 2.72% 11/27/2024	2/15/2017	14,822,000	14,766,847	0.30%
COMM Mortgage Trust 2014-FL5 B 3.062% 10/15/2031	11/29/2016	12,668,775	12,761,944	0.26%
COMM Mortgage Trust 2014-FL5 C 3.062% 10/15/2031	9/15/2016	7,948,020	8,123,608	0.16%
CVP Cascade CLO-1, Ltd. 2013-CLO1 A1 2.473% 1/16/2026	11/01/2016	15,731,703	15,744,079	0.32%
Cent CLO 19, Ltd. 2013-19A A1A 2.369% 10/29/2025	9/15/2016	16,368,115	16,404,773	0.33%
Cerberus Loan Funding XVIII LP 2017-1A A 1.00% 4/15/2027	03/30/2017	42,107,000	42,107,000	0.85%
Cerberus Onshore II CLO-2 LLC 2014-1A B 3.722% 10/15/2023	11/20/2014	6,568,997	6,610,988	0.13%
Cerberus Onshore II CLO-2 LLC 2014-1A A 2.78% 10/15/2023	11/20/2014, 02/12/2015	4,176,906	4,175,734	0.08%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Chesapeake Funding II LLC 2016-1A A1 2.11% 3/15/2028	03/24/2016	$33,138,474	$33,165,909	0.67%
Chesapeake Funding II LLC 2016-2A A1 1.88% 6/15/2028	6/14/2016	29,533,545	29,463,132	0.60%
Chesapeake Funding LLC 2014-1A A 1.254% 3/7/2026	03/04/2014, 10/22/2015	15,709,824	15,677,171	0.32%
Citigroup Mortgage Loan Trust, Inc. 2014-A A 4.00% 1/25/2035	02/24/2014, 07/28/2015	13,219,310	13,180,972	0.27%
Conn's Receivables Funding LLC 2016-A B 8.96% 8/15/2018	03/11/2016	28,433,882	28,793,727	0.58%
Conn's Receivables Funding LLC 2016-A A 4.68% 4/16/2018	03/11/2016	1,455,310	1,456,840	0.03%
Credit Acceptance Auto Loan Trust 2015-2A B 3.04% 8/15/2023	06/20/2016	27,413,190	27,601,244	0.56%
Credit Acceptance Auto Loan Trust 2016-2A B 3.18% 5/15/2024	5/4/2016	22,931,694	23,150,078	0.47%
Credit Acceptance Auto Loan Trust 2016-3A B 2.94% 10/15/2024	10/19/2016	15,190,321	15,244,377	0.31%
Credit Acceptance Auto Loan Trust 2016-3A C 3.60% 4/15/2025	10/19/2016	12,658,744	12,755,405	0.26%
Credit Acceptance Auto Loan Trust 2014-2A B 2.67% 9/15/2022	9/18/2014, 7/30/2015	11,731,473	11,765,228	0.24%
Credit Acceptance Auto Loan Trust 2016-2A A 2.42% 11/15/2023	5/4/2016, 6/22/2016	9,965,247	9,965,885	0.20%
Credit Acceptance Auto Loan Trust 2014-2A A 1.88% 3/15/2022	3/2/2015, 7/29/2015, 8/6/2015	9,503,758	9,506,050	0.19%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Credit Acceptance Auto Loan Trust 2014-1A B 2.29% 4/15/2022	6/16/2015	$8,069,014	$8,078,562	0.16%
Credit Acceptance Auto Loan Trust 2015-1A B 2.61% 1/17/2023	7/31/2015	3,161,176	3,172,691	0.06%
Credit Acceptance Auto Loan Trust 2015-1A A 2.00% 7/15/2022	06/20/2016	2,166,189	2,164,386	0.04%
Credit Acceptance Auto Loan Trust 2015-2A C 3.76% 2/15/2024	8/12/2015	549,994	557,470	0.01%
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E 6.912% 11/15/2033	11/04/2016, 12/20/2016	30,398,000	30,512,366	0.62%
Credit Suisse Mortgage Trust Series 2010-9R 1A4 3.75% 8/27/2037	02/10/2016	12,731,010	12,567,460	0.25%
DT Auto Owner Trust 2015-3A B 2.46% 11/15/2019	10/07/2015	27,646,244	27,702,246	0.56%
DT Auto Owner Trust 2017-1A C 2.70% 11/15/2022	2/6/2017	16,278,658	16,275,056	0.33%
DT Auto Owner Trust 2016-4A B 2.02% 8/17/2020	9/28/2016	13,676,302	13,637,970	0.28%
DT Auto Owner Trust 2015-2A B 1.88% 5/15/2019	6/10/2015	7,023,423	7,025,391	0.14%
DT Auto Owner Trust 2016-2A B 2.92% 5/15/2020	4/6/2016	5,391,912	5,424,613	0.11%
DT Auto Owner Trust 2016-2A A 1.73% 8/15/2019	4/6/2016	3,084,457	3,083,364	0.06%
Elm Trust 2016-1A A2 4.163% 6/20/2025	12/08/2016	13,182,764	13,253,035	0.27%
Enterprise Fleet Financing LLC 2015-2 A2 1.59% 2/22/2021	7/22/2015	33,802,647	33,819,179	0.68%
Enterprise Fleet Financing LLC 2016-2 A2 1.74% 2/22/2022	7/12/2016	18,590,912	18,555,543	0.37%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Enterprise Fleet Financing LLC 2014-2 A2 1.05% 3/20/2020	08/26/2014, 03/25/2015, 04/28/2015, 05/28/2015, 02/17/2016	$9,642,707	$9,639,898	0.19%
Enterprise Fleet Financing LLC 2017-1 A3 2.60% 7/20/2022	1/24/2017	9,450,712	9,435,994	0.19%
Exeter Automobile Receivables Trust 2016-3A A 1.84% 11/16/2020	10/03/2016	20,748,412	20,687,106	0.42%
Exeter Automobile Receivables Trust 2017-1A B 3.00% 12/15/2021	1/30/2017 1/30/2017 1/30/2017	8,761,092	8,806,851	0.18%
First Investors Auto Owner Trust 2016-1A A2 2.26% 4/15/2021	02/10/2016	16,653,000	16,707,947	0.34%
First Investors Auto Owner Trust 2015-2A A2 2.28% 9/15/2021	06/10/2016	16,579,938	16,623,640	0.34%
First Investors Auto Owner Trust 2017-1A C 2.95% 4/17/2023	2/14/2017	7,789,797	7,787,841	0.16%
First Investors Auto Owner Trust 2016-2A A2 1.87% 11/15/2021	9/12/2016	5,513,676	5,503,990	0.11%
First Investors Auto Owner Trust 2015-2A B 2.75% 9/15/2021	8/18/2015	4,442,671	4,450,410	0.09%
First Investors Auto Owner Trust 2017-1A B 2.67% 4/17/2023	2/14/2017, 2/21/2017	4,126,172	4,122,805	0.08%
First Investors Auto Owner Trust 2014-1A A3 1.49% 1/15/2020	04/03/2014	1,828,368	1,828,212	0.04%
Flagship VII Ltd. 2013-7A A2R 2.70% 1/20/2026	3/22/2017	17,551,000	17,551,000	0.35%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Fortress Credit Opportunities III CLO LP 2014-3A A1TR 1.00% 4/28/2026	3/22/2017	$48,830,000	$48,830,000	0.99%
Fortress Credit Opportunities III CLO LP 2014-3A A1T 2.909% 4/28/2026	10/27/2016	21,166,626	21,236,196	0.43%
Fortress Credit Opportunities V CLO Ltd. 2014-5A A1FR 3.40% 10/15/2026	3/28/2017	25,265,000	25,265,000	0.51%
Fortress Credit Opportunities V CLO Ltd. 2014-5A A2R 3.75% 10/15/2026	3/28/2017	6,584,000	6,584,000	0.13%
Grayson CLO, Ltd. 2006-1A A1B 1.394% 11/1/2021	9/8/2016	8,523,241	8,631,443	0.17%
GreatAmerica Leasing Receivables Funding LLC 2017-1 A4 2.36% 1/20/2023	2/7/2017	6,561,715	6,540,634	0.13%
GreatAmerica Leasing Receivables Funding LLC 2017-1 C 2.89% 1/22/2024	2/7/2017	2,608,857	2,599,691	0.05%
Hertz Fleet Lease Funding LP 2016-1 A2 1.96% 4/10/2030	4/13/2016	21,045,640	21,030,554	0.42%
Hyundai Auto Lease Securitization Trust 2016-C B 1.86% 5/17/2021	1/10/2017	13,183,118	13,145,430	0.27%
InSite Issuer LLC 8.595% 8/15/2020	8/19/2013, 2/12/2015, 10/20/2015	12,025,651	12,361,030	0.25%
Intelsat Jackson Holding SA 6/30/2019	04/10/2017, 03/28/2017, 03/23/2017, 03/22/2017, 03/13/2017, 04/07/2017 and 03/10/2017	13,322,565	13,167,615	0.27%
Latitude Management Real Estate Capita 2016-CRE2 A 2.477% 11/24/2031	10/21/2016	11,903,000	11,903,000	0.24%
Leaf Receivables Funding 11 LLC 2016-1 A2 1.72% 7/15/2018	5/18/2016	16,712,271	16,701,675	0.34%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Longfellow Place CLO Ltd. 2013-1A CR 3.709% 1/15/2024	12/13/2016	$30,189,000	$30,235,793	0.61%
MB1LTL 6.00% 11/30/2022	12/02/2016	16,845,432	16,885,286	0.34%
MB2LTL 10.25% 11/30/2023	12/02/2016	6,717,125	6,749,680	0.14%
MMAF Equipment Finance LLC 2013-AA A4 1.68% 5/11/2020	6/15/2016	9,613,847	9,556,880	0.19%
MMAF Equipment Finance LLC 2012-AA A4 1.35% 10/10/2018	06/05/2015	2,625	2,622	0.00%
MidOcean Credit CLO I 2012-1A A2R 3.523% 1/15/2024	1/18/2017	18,997,575	19,060,047	0.39%
N671US Trust 7.50% 9/15/2020	08/16/2012	9,589,611	9,661,533	0.20%
Nationstar HECM Loan Trust 2016-1A A 2.981% 2/25/2026	02/25/2016	4,632,379	4,632,379	0.09%
Nationstar HECM Loan Trust 2016-3A A 2.013% 8/25/2026	8/11/2016, 9/25/2016	2,635,951	2,638,850	0.05%
Nationstar HECM Loan Trust 2015-2A A 2.883% 11/25/2025	11/19/2015	1,610,668	1,611,183	0.03%
Nelder Grove CLO Ltd. 2014-1A AFR 3.00% 8/28/2026	2/8/2017	7,465,000	7,441,552	0.15%
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 3.107% 12/15/2050	11/22/2016	50,294,000	50,243,706	1.02%
New Residential Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 2.751% 6/15/2049	6/23/2016	32,005,732	31,955,941	0.65%
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 2.575% 10/15/2049	10/14/2016	50,834,000	50,250,121	1.02%
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 3.214% 2/15/2051	2/1/2017	46,789,000	46,799,294	0.95%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
NewMark Capital Funding CLO Ltd. 2014-2A BFR 3.669% 6/30/2026	3/2/2017	$10,199,000	$10,199,000	0.21%
NewMark Capital Funding CLO Ltd. 2014-2A AFR 3.077% 6/30/2026	3/2/2017	5,750,000	5,750,000	0.12%
NewMark Capital Funding CLO, Ltd. 2013-1A A2 2.184% 6/2/2025	11/01/2016	7,238,960	7,255,727	0.15%
NextGear Floorplan Master Owner Trust 2015-2A A 2.38% 10/15/2020	2/1/2017	10,061,879	10,042,271	0.20%
Nomad CLO, Ltd. 2013-1A A1 2.223% 1/15/2025	10/27/2016	5,865,000	5,864,977	0.12%
Nomura Resecuritization Trust 2016-1R 3A1 5.00% 9/28/2036	5/5/2016	6,827,180	6,768,495	0.14%
Northwoods Capital X Ltd. 2013-10A A2R 2.648% 11/4/2025	3/29/2017	29,490,000	29,475,255	0.60%
Northwoods Capital X Ltd. 2013-10A B2R 3.442% 11/4/2025	3/29/2017	4,000,000	3,998,000	0.08%
OHA Loan Funding LLC 2014-1A A2R 2.95% 10/20/2026	3/9/2017	20,832,000	20,832,000	0.42%
OTGDDTL 1.00% 8/23/2021	8/26/2016	—	14,508	0.00%
OTGTL 9.50% 8/23/2021	8/26/2016	19,998,707	20,142,148	0.41%
Oaktree CLO Ltd. 2014-2A A1BR 2.953% 10/20/2026	2/17/2017	10,752,000	10,752,000	0.22%
Oaktree EIF II Series A1, Ltd. 2014-A1A A 2.509% 8/15/2025	10/19/2016	11,150,077	11,178,509	0.23%
Ocean Trails CLO V 2014-5A C2R 4.70% 10/13/2026	3/9/2017	6,814,000	6,835,423	0.14%
Ocwen Master Advance Receivables Trust 2016-T1 AT1 2.521% 8/17/2048	8/3/2016	51,028,000	50,948,269	1.03%
Oportun Funding III LLC 2016-B A 3.69% 7/8/2021	6/22/2016	10,121,084	10,142,108	0.20%
Oportun Funding IV LLC 2016-C A 3.28% 11/8/2021	10/14/2016	9,738,526	9,653,956	0.19%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Ores NPL LLC 2014-LV3 B 6.00% 3/27/2024	3/21/2014, 2/12/2015	$36,552,774	$36,631,712	0.74%
PFS Financing Corporation 2016-A A 2.112% 2/18/2020	02/09/2016	57,781,928	58,013,916	1.17%
PFS Financing Corporation 2014-BA A 1.512% 10/15/2019	2/18/2015, 6/15/2015, 10/23/2015, 11/17/2015	32,900,548	32,953,557	0.67%
PFS Financing Corporation 2015-AA A 1.532% 4/15/2020	4/8/2015, 7/30/2015	29,097,219	29,090,685	0.59%
PFS Financing Corporation 2015-AA B 1.812% 4/15/2020	4/8/2015	500,000	496,493	0.01%
Peaks CLO 1, Ltd. 2014-1A C 4.523% 6/15/2026	12/07/2016	11,853,482	12,085,369	0.24%
Prestige Auto Receivables Trust 2016-2A B 2.19% 11/15/2022	10/21/2016	25,218,959	25,058,163	0.51%
Prestige Auto Receivables Trust 2016-2A C 2.88% 11/15/2022	10/21/2016	12,062,461	12,090,473	0.24%
Prestige Auto Receivables Trust 2015-1 A3 1.53% 2/15/2021	3/18/2015, 5/29/2015	11,307,967	11,313,568	0.23%
Prestige Auto Receivables Trust 2015-1 B 2.04% 4/15/2021	3/18/2015	10,394,556	10,411,861	0.21%
Prestige Auto Receivables Trust 2016-1A A3 1.99% 6/15/2020	03/16/2016	7,917,000	7,939,560	0.16%
Prestige Auto Receivables Trust 2014-1A A3 1.52% 4/15/2020	3/18/2014, 11/05/2015	5,658,288	5,660,069	0.11%
RMAT LLC 2015-PR1 A1 4.826% 6/25/2035	06/23/2015	18,012,121	17,930,074	0.36%
Rialto Capital Management LLC 2014-LT5 B 5.00% 5/15/2024	11/20/2014	6,748,601	6,735,236	0.14%
Rialto Real Estate Fund LP 2015-LT7 B 5.071% 12/25/2032	6/15/2015	17,716,000	17,361,680	0.35%
RiverView HECM Trust 2007-1 A 1.49% 5/25/2047	01/9/2013, 02/12/2015	25,176,133	24,584,154	0.50%
SCG Trust 2013-SRP1 AJ 2.862% 11/15/2026	12/07/2016	14,082,087	14,083,572	0.28%
SDTL 7.00% 11/22/2021	12/22/2016	13,764,441	13,891,292	0.28%
STORE Master Funding LLC 2012-1A A 5.77% 8/20/2042	08/31/2012	464,574	480,469	0.01%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Saranac CLO I Ltd. 2013-1A B 3.082% 10/26/2024	2/24/2017	$13,235,732	$13,250,898	0.27%
Saranac CLO II Ltd. 2014-2A B 3.102% 2/20/2025	3/8/2017	3,761,649	3,765,323	0.08%
Stanwich Mortgage Loan Trust Series 2010-2 A 1.674% 2/28/2057	05/21/2010, 09/22/2011	695,779	663,687	0.01%
Stanwich Mortgage Loan Trust Series 2011-1 A .561% 8/15/2050	05/10/2011, 09/22/2011	661,359	660,512	0.01%
Stanwich Mortgage Loan Trust Series 2011-2 A 20.61% 9/15/2050	06/10/2011, 09/22/2011	559,302	555,943	0.01%
Stanwich Mortgage Loan Trust Series 2010-4 A 1.718% 8/31/2049	08/04/2010, 09/22/2011	329,799	355,865	0.01%
Stanwich Mortgage Loan Trust Series 2010-3 A 2.912% 7/31/2038	06/02/2010, 09/22/2011	312,822	322,429	0.01%
Stanwich Mortgage Loan Trust Series 2010-1 A 1.246% 9/30/2047	04/22/2010, 09/22/2011	129,352	124,670	0.00%
Stanwich Mortgage Loan Trust Series 2009-2 A 1.007% 2/15/2049	09/22/2011, 07/01/2013	42,337	42,398	0.00%
Sunset Mortgage Loan Co. LLC 2015-NPL1 A 4.459% 9/18/2045	10/02/2015	14,783,147	14,906,029	0.30%
Sunset Mortgage Loan Co. LLC 2014-NPL2 A 3.721% 11/16/2044	11/25/2014	8,216,952	8,222,170	0.17%
THL Credit Wind River CLO, Ltd. 2013-2A A2A 2.464% 1/18/2026	9/12/2016	6,309,423	6,300,491	0.13%
Telos CLO, Ltd. 2014-5A A 2.573% 4/17/2025	11/01/2016	31,442,558	31,532,829	0.64%
Telos CLO, Ltd. 2013-4A A 2.323% 7/17/2024	8/29/2016	7,917,723	7,970,289	0.16%
Towd Point Mortgage Trust 2015-2 1A1 3.25% 11/25/2060	05/28/2015	40,644,174	40,616,194	0.82%
Towd Point Mortgage Trust 2015-4 A1 3.50% 4/25/2055	09/25/2015	38,029,085	37,967,301	0.77%

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(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Towd Point Mortgage Trust 2015-2 2A1 3.75% 11/25/2057	06/10/2015	$31,520,534	$31,438,055	0.64%
Towd Point Mortgage Trust 2015-1 AES 3.00% 10/25/2053	11/04/2015, 12/09/2015	29,761,865	29,829,681	0.60%
Towd Point Mortgage Trust 2016-3 A1 2.25% 4/25/2056	7/22/2016	26,138,446	25,924,818	0.52%
Unison Ground Lease Funding LLC 2013-1 B 5.78% 3/15/2020	3/12/2013, 7/16/2013, 2/12/2015	10,827,688	10,803,997	0.22%
Unison Ground Lease Funding LLC 2013-2 B 6.268% 3/15/2020	3/12/2013, 2/12/2015	3,767,016	3,518,898	0.07%
VOLT XL LLC 2015-NP14 A1 4.375% 11/27/2045	12/08/2015	22,298,702	22,539,097	0.46%
VOLT XXV LLC 2015-NPL8 A1 3.50% 6/26/2045	06/17/2015	24,310,423	24,372,842	0.49%
VOLT XXVII LLC 2014-NPL7 A1 3.375% 8/27/2057	10/24/2014	27,583,333	27,627,446	0.56%
VOLT XXXI LLC 2015-NPL2 A1 3.375% 2/25/2055	01/20/2016	1,005,477	1,025,658	0.02%
VOLT XXXIII LLC 2015-NPL5 A1 3.50% 3/25/2055	3/13/2015, 01/13/2016	31,012,739	31,115,591	0.63%
VOLT XXXIV LLC 2015-NPL7 A1 3.25% 2/25/2055	04/24/2015	21,557,939	21,566,993	0.44%
VOLT XXXIX LLC 2015-NP13 A1 4.125% 10/25/2045	10/22/2015	309,381	311,946	0.01%
VOLT XXXV LLC 2015-NPL9 A1 3.50% 6/26/2045	06/26/2015	13,999,101	14,028,864	0.28%
VOLT XXXVI LLC 2015-NP10 A1 3.625% 7/25/2045	07/10/2015	12,437,196	12,474,327	0.25%
VOLT XXXVIII LLC 2015-NP12 A1 3.875% 9/25/2045	09/11/2015	17,877,113	17,986,575	0.36%
Verizon Owner Trust 2017-1A B 2.45% 9/20/2021	3/7/2017	33,677,106	33,746,720	0.68%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
March 31, 2017 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Verizon Owner Trust 2016-2A A 1.68% 5/20/2021	3/8/2017	$8,775,486	$8,798,819	0.18%
Volvo Financial Equipment LLC Series 2017-1A A4 2.21% 11/15/2021	2/13/2017	5,915,855	5,902,690	0.12%
WCP ISSUER LLC 2013-1 B 6.657% 8/15/2020	8/1/2013, 2/12/2015	15,000,000	15,470,385	0.31%
Washington Mill CLO Ltd. 2014-1A B2R 3.60% 4/20/2026	2/24/2014	11,052,000	11,052,000	0.22%
Washington Mill CLO Ltd. 2014-1A A2R 2.90% 4/20/2026	2/24/2014	8,859,000	8,859,000	0.18%
Westlake Automobile Receivables Trust 2015-3A B 2.21% 5/17/2021	10/09/2015	23,801,242	23,833,015	0.48%
Westlake Automobile Receivables Trust 2016-3A C 2.46% 1/18/2022	10/14/2016	19,573,702	19,448,743	0.39%
Westlake Automobile Receivables Trust 2015-2A B 1.83% 1/15/2021	6/18/2015	15,898,839	15,908,839	0.32%
Westlake Automobile Receivables Trust 2017-1A C 2.70% 10/17/2022	3/9/2017	11,438,360	11,457,018	0.23%
Westlake Automobile Receivables Trust 2015-1A B 1.68% 11/16/2020	3/4/2015, 5/29/2015	1,901,383	1,900,700	0.04%
Westlake Automobile Receivables Trust 2015-3A C 3.05% 5/17/2021	10/09/2015	549,934	552,687	0.01%
Westlake Automobile Receivables Trust 2015-2A C 2.45% 1/15/2021	6/18/2015	549,980	551,240	0.01%
Westlake Automobile Receivables Trust 2015-1A C 2.29% 11/16/2020	3/4/2015	549,936	551,146	0.01%
Westwood CDO II, Ltd. 2007-2A A2 1.388% 4/25/2022	8/3/2016	5,007,444	5,075,680	0.10%
Wheels SPV 2 LLC 2015-1A A2 1.27% 4/22/2024	6/2/2015, 6/10/2015	8,427,398	8,411,545	0.17%
ZW1L 6.00% 11/16/2022	11/17/2016	13,467,073	13,511,766	0.27%
ZW2L 10.00% 11/16/2023	11/17/2016	4,799,701	4,811,317	0.10%
TOTAL RESTRICTED SECURITIES		$2,637,748,032	$2,629,083,120	53.13%

FPA NEW INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $5,161,875,564)	$5,070,625,650
Short-term investments — at amortized cost (maturities 60 days or less)	51,044,000
Cash	634
Receivable for:
Interest	18,308,888
Capital Stock sold	9,322,028
Prepaid expenses and other assets	50,097
Total assets	5,149,351,297
LIABILITIES
Payable for:
Investment securities purchased	195,747,565
Capital Stock repurchased	3,299,920
Advisory fees	1,481,777
Accrued expenses and other liabilities	687,042
Total liabilities	201,216,304
NET ASSETS	$4,948,134,993
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 600,000,000 shares; outstanding 493,568,199 shares	$4,935,682
Additional Paid-in Capital	5,372,471,202
Accumulated net realized loss on investments	(359,115,849)
Undistributed net investment income	21,093,872
Net unrealized depreciation	(91,249,914)
NET ASSETS	$4,948,134,993
NET ASSET VALUE
Offering and redemption price per share	$10.03

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2017
(Unaudited)

INVESTMENT INCOME
Interest	$76,940,225
EXPENSES
Advisory fees	12,434,645
Transfer agent fees and expenses	1,033,130
Reports to shareholders	384,452
Legal fees	205,741
Director fees and expenses	150,971
Administrative services fees	132,537
Professional fees	119,837
Filing fees	97,088
Custodian fees	76,145
Audit and tax services fees	38,899
Other	51,962
Total expenses	14,725,407
Reimbursement from Adviser	(2,539,240)
Net expenses	12,186,167
Net investment income	64,754,058
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(14,665,532)
Net change in unrealized appreciation (depreciation) of:
Investments	(6,299,553)
Net realized and unrealized loss	(20,965,085)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,788,973

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$64,754,058	$101,385,439
Net realized loss	(14,665,532)	(62,080,983)
Net change in unrealized appreciation (depreciation)	(6,299,553)	40,170,259
Net increase in net assets resulting from operations	43,788,973	79,474,715
Distributions to shareholders from:
Net investment income	(62,452,894)	(92,044,210)
Total distributions	(62,452,894)	(92,044,210)
Capital Stock transactions:
Proceeds from Capital Stock sold	775,390,405	1,437,172,413
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	53,983,923	79,183,886
Cost of Capital Stock repurchased	(911,185,041)*	(2,091,695,469)*
Net decrease from Capital Stock transactions	(81,810,713)	(575,339,170)
Total change in net assets	(100,474,634)	(587,908,665)
NET ASSETS
Beginning of period	5,048,609,627	5,636,518,292
End of period	$4,948,134,993	$5,048,609,627
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	77,555,392	143,835,897
Shares issued to shareholders upon reinvestment of dividends and distributions	5,409,946	7,933,898
Shares of Capital Stock repurchased	(91,155,122)	(209,364,243)
Change in Capital Stock outstanding	(8,189,784)	(57,594,448)

*  Net of redemption fees of $83,016 and $548,198 for the period ended March 31, 2017 and year ended September 30, 2016, respectively.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2017		Year Ended September 30,
	(Unaudited)		2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of period	$10.06		$10.08	$10.24	$10.45	$10.70	$10.84
Income from investment operations:
Net investment income*	0.13		0.19	0.15	0.30	0.28	0.27
Net realized and unrealized loss on investment securities	(0.03)		(0.04)	(0.06)	(0.15)	(0.21)	(0.04)
Total from investment operations	$0.10		$0.15	$0.09	$0.15	$0.07	$0.23
Less distributions:
Dividends from net investment income	(0.13)		(0.17)	(0.25)	(0.36)	(0.32)	(0.37)
Redemption fees	—	**	— **	— **	— **	— **	— **
Net asset value at end of period	$10.03		$10.06	$10.08	$10.24	$10.45	$10.70
Total investment return***	0.95%		1.52%	0.84%	1.47%	0.66%	2.18%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$4,948,135		$5,048,610	$5,636,518	$5,829,865	$5,032,567	$5,091,681
Ratio of expenses of average net assets:
Before reimbursement from Adviser	0.59	%†	0.58%	0.58%	0.56%	0.58%	0.57%
After reimbursement from Adviser	0.49	%†	0.55%	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.50	%†	1.87%	1.50%	2.59%	2.74%	2.21%
After reimbursement from Adviser	2.60	%†	1.90%	N/A	N/A	N/A	N/A
Portfolio turnover rate	33	%†	44%	64%	97%	84%	77%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2017
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In December 2016, the FASB released an accounting standard update ("ASU") 2016-19 that makes technical changes to various section of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the changes. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

E.  New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the U.S. Securities Exchange Commission ("SEC") adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the Fund for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

In December 2016, the FASB released an accounting standard update ("ASU") 2016-19 that makes technical changes to various section of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the changes. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

On October 13, 2016, the U.S. Securities Exchange Commission ("SEC") adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the Fund for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities,

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $1,710,770,242 for the period ended March 31, 2017. The proceeds and cost of securities sold resulting in net realized losses of $14,665,532 aggregated $758,334,707 and $773,000,239, respectively, for the period ended March 31, 2017. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the Fund's average daily net assets. In addition, the adviser contractually agreed to reimburse expenses in excess of 0.49% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2018. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2017, the Fund paid aggregate fees and expenses of $150,971 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2017, was $5,161,879,703 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at March 31, 2017, for federal income tax purposes was $14,492,079 and $105,746,131, respectively resulting in net unrealized depreciation of $91,254,052. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2012 or by state tax authorities for years ended on or before September 30, 2011.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended March 31, 2017, the Fund collected $83,016 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities
Agency	—	$5,812,626	—	$5,812,626
Agency Stripped	—	496,197,888	—	496,197,888
Non-Agency	—	158,766,742	$35,999,916	194,766,658

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	$324,410,726	—	$324,410,726
Agency Pool Adjustable Rate	—	1,579,138	—	1,579,138
Agency Pool Fixed Rate	—	140,996,683	—	140,996,683
Agency Stripped	—	2,389,932	—	2,389,932
Non-Agency Collateralized Mortgage Obligation	—	442,755,864	$11,607,916	454,363,780
Asset-Backed Securities
Auto	—	951,211,085	—	951,211,085
Collateralized Loan Obligation	—	289,191,831	312,030,822	601,222,653
Credit Card	—	243,161,274	—	243,161,274
Equipment	—	372,654,105	57,428,231	430,082,336
Other	—	257,504,859	192,686,033	450,190,892
Corporate Bonds & Notes	—	138,617,972	29,701,967	168,319,939
Corporate Bank Debt	—	45,341,250	95,301,139	140,642,389
Municipals	—	6,363,183	—	6,363,183
U.S. Treasuries	—	458,914,468	—	458,914,468
Short-Term Investment	—	51,044,000	—	51,044,000
	—	$4,386,913,626	$734,756,024	$5,121,669,650

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended March 31, 2017:

Investment	Beginning Value at September 30, 2016	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In(Out)	Ending Value at March 31, 2017	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at March 31, 2017
Commercial Mortgage- Backed Agency Stripped	$24,719,119	$(1,613,332)	—	—	$(23,105,787)	—	—
Commercial Mortgage- Backed Securities Non-Agency	24,773,680	—	$11,903,000	$(676,764)	—	$35,999,916	$(2,196)

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investment	Beginning Value at September 30, 2016	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In(Out)	Ending Value at March 31, 2017	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at March 31, 2017
Residential Mortgage- Backed Non-Agency Collateralized Mortgage Obligation	$16,913,546	$(43,753)	—	$(5,261,877)	—	$11,607,916	$1,387
Asset-Backed Securities Auto	13,672,192	(34,222)	—	—	$(13,637,970)	—	—
Asset-Backed Securities Collateralized Loan Obligation	—	8,649	$312,022,172	—	—	312,030,822	6,279
Asset-Backed Securities Equipment	—	(20,822)	41,032,507	(1,197,941)	—	57,428,231	(21,757)
Other Asset- Backed Securities	63,978,631	(594,800)	147,916,690	(1,000,000)	—	192,686,033	(607,958)
Corporate Bonds & Notes	42,782,387	(2,856,790)	—	(10,223,630)	—	29,701,967	(3,883,795)
Corporate Bank Debt	106,314,525	(329,477)	68,548,240	(47,058,514)	(32,173,635)	95,301,139	(96,963)
Municipals	23,869,420	109,588	—	(17,615,825)	(6,363,183)	—	—
	$317,023,500	$(5,374,959)	$581,422,609	$(83,034,551)	$(75,280,575)	$734,756,024	$(4,600,611)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2.

There were transfers of $75,280,575 out of Level 3 into Level 2 during the period ended March 31, 2017.

The transfers are a result of change in pricing vendor commencing coverage and pricing of the securities during the period and a change in observable inputs.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of March 31, 2017:

Financial Assets	Fair Value at March 31, 2017	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage-Backed Securities Non-Agency	$35,999,916	Third-Party Broker Quote*	Quotes/Prices	$98.00-$100.00
Residential Mortgage-Backed Non-agency CMO	$8,882,412	Third-Party Broker Quote*	Quotes/Prices	$100.00-$100.11
	$2,725,504	Pricing Model**	Prices	$42.45-$57.40 ($50.35)
			Discount	0.0%-9.70% (1.69%)
Asset-Backed Securities Collateralized Loan Obligation	$312,030,822	Third-Party Broker Quote*	Quotes/Prices	$99.63-$100.00
Equipment	$57,428,231	Third-Party Broker Quote*	Quotes/Prices	$99.94-$99.95
Other	$192,686,033	Third-Party Broker Quote*	Quotes/Prices	$99.83-$103.14
Corporate Bonds and Notes	$29,701,967	Third-Party Broker Quote*	Quotes/Prices	$3.25-$100.75
Corporate Bank Debt	$95,301,139	Pricing Model***	Reference prices	$98.93

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

**  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

***  The Pricing Model technique for Level 3 securities involves calculating the difference between the fair value of the funded portion of the securitiy and the price at which the Fund is committed to fund the unfunded committment.

NOTE 8 — Distribution to Shareholders

On April 3, 2017 the Fund declared a dividend from net investment income of $0.07 per share payable April 4, 2017 to shareholders of record on March 31, 2017. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 3, 2017.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$51,044,000	$51,044,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $52,068,190 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2017 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2016	$1,000.00	$1,000.00
Ending Account Value March 31, 2017	$1,009.50	$1,022.69
Expenses Paid During Period*	$2.45	$2.47

*  Expenses are equal to the Fund's annualized expense ratio of 0.49%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2017 (182/365 days).

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 4	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Director* Years Served: <1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Director* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 17	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Director* Years Served: 10	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood – 1960	Director* and President Years Served: 19	Managing Partner of the Adviser.	7
Thomas H. Atteberry – 1953	Portfolio Manager Years Served: 11	Partner of the Adviser.
Abhijeet Patwardhan – 1979	Portfolio Manager Years Served: 1	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 10	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA NEW INCOME, INC.
RESULTS OF SPECIAL MEETING

March 31, 2017
(Unaudited)

A Special Meeting of Shareholders (the "Meeting") of FPA New Income, Inc. (the "Fund") was held on February 28, 2017 in Los Angeles, California. The voting results for the proposals considered at the Meeting are as follows:

Proposal 1 — Approval of the Restatement of the Fund's Fundamental Investment Objective. The shareholders of the Fund approved the restatement of the Fund's fundamental investment objective in order to simplify and clarify the Fund's investment objective.

Proposal No 1.	Total Shares Voted For:	Total Shares Voted Against:	Total Shares Abstained:
To approve the Restatement of the Fund's Fundamental Investment Objective	235,463,815	15,869,554	5,791,843

Proposal 2 — Approval of the Amendment or Elimination of the Fund's Fundamental Investment Restrictions. The shareholders of the Fund approved the amendment or elimination of sixteen of the Fund's fundamental investment restrictions in order to modernize the Fund's fundamental investment restrictions and to increase the Fund's flexibility.

Proposal No 2.	Total Shares Voted For:	Total Shares Voted Against:	Total Shares Abstained:
To approve the Amendment of the Fundamental Investment Restrictions Regarding:
2.A. Borrowing and Senior Securities	232,479,449	18,044,562	6,601,196
2.B. Concentration of Investments	233,168,242	17,447,039	6,509,924
2.C. Making Loans	232,125,189	18,354,895	6,645,124
2.D. Real Estate	232,879,655	17,706,724	6,538,828
2.E. Commodities	232,034,758	18,112,539	6,977,908
2.F. Underwriting Securities	232,407,242	18,069,921	6,648,042
To approve the elimination of certain Fundamental Investment Restrictions Regarding:
2.G. Pledging, Mortgaging or Hypothecating Fund Assets	227,516,360	22,774,379	6,843,463
2.H. Investing More Than 5% in Securities of One Issuer	231,907,810	18,569,690	6,647,705
2.I. Time Deposits	233,303,799	17,047,249	6,774,160
2.J. Margin Activities and Short Selling	230,200,958	20,268,851	6,655,397
2.K. Acquiring More Than 10% of Any Class of Securities of an Issuer	225,736,071	22,763,677	8,625,455
2.L. Writing and Selling Options	228,911,778	19,613,960	8,599,469
2.M. Investments in Other Investment Companies	229,967,339	20,402,914	6,754,953
2.N. Investments for Control	225,559,774	24,748,552	6,816,882
2.O. Unseasoned Companies	228,987,481	20,888,507	7,249,212
2.P. Investments in which Director/Officer is Invested	224,331,935	26,164,189	6,629,082

FPA NEW INCOME, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPNIX
CUSIP: 302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA NEW INCOME, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 31, 2017

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	May 31, 2017